UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21323

Eaton Vance Limited Duration Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Limited Duration Income Fund (EVV)

Annual Report

March 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2020

Eaton Vance

Limited Duration Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

The Fund’s Investment Objective and Principal Strategies	5

Endnotes and Additional Disclosures	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	76

Federal Tax Information	77

Annual Meeting of Shareholders	78

Dividend Reinvestment Plan	79

Management and Organization	81

Important Notices	84

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Management’s Discussion of Fund Performance1

We are pleased to provide this annual report for Eaton Vance Limited Duration Income Fund (the Fund) covering the 12-month period ended March 31, 2020. Information about the Fund over the period appears below and in the pages that follow.

Economic and Market Conditions

The 12-month period ended March 31, 2020 began with investors debating the strength of the longest-ever U.S. economic expansion, and ended with markets bracing for a recession or even depression. A black swan event that no one had predicted — a global pandemic brought on by the novel coronavirus — spread across the globe in the final quarter of the period and brought most of the world’s economies to their knees.

As economic activity declined dramatically, corporate debt, along with equities, plunged in value. For the 12-month period, high-yield bonds, as measured by the ICE BofA U.S. High Yield Index, returned -7.45%, while the S&P/LSTA Leveraged Loan Index, a loan market barometer, fell 9.16%. U.S. Treasuries, however, performed strongly, as the U.S. Federal Reserve (the Fed) rolled out stimulus programs to shore up the economy, including two emergency rate cuts in the final month of the period. The ICE BofA 1-10 Year U.S. Treasury Index returned 8.97% for the 12-month period, and the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 8.93%.

In the high-yield market, the negative returns for the fiscal year were entirely generated in the last month of the period. While trade tensions and slowing global growth were concerns from the beginning of the period, those worries were somewhat eased as an accommodative Fed delivered on several rate cuts in 2019 that were supportive to high-yield bonds. The positive sentiment persisted until mid-February 2020, when the high yield market experienced the sharpest sell-off in the history of the asset class, as markets anticipated an impending recession caused by the rapid spread of the novel coronavirus.

Until the final quarter, the period had been shaping up as a strong one for leveraged loan performance, with prices appreciating in the final months of 2019, issuer fundamentals remaining strong, and the default rate declining. The first quarter of 2020, however, marked the second worst calendar quarter in the asset class’ long history, with the S&P/LSTA Leveraged Loan Index plunging 13.05% — outdone only by the approximately 23% plunge in the fourth quarter of 2008. For the period as a whole, lower-rated loans declined more than higher-rated loans, and the D-rated (defaulted) credit tier lost over 49%. While the trailing 12-month default rate ended the period at 1.84% on a par-weighted basis — below its long-term average — it was widely expected to climb in the months ahead.

In contrast, agency mortgage-backed securities (MBS) were a bright spot in a generally chaotic market, as the asset class benefited from substantial purchases by the Fed as part of its unlimited quantitative easing program. In an environment of heightened concerns on both liquidity and credit quality fronts, agency MBS continued to appear attractive for their AAA-rating and highly liquid market.

Fund Performance

For the fiscal year ended March 31, 2020, the Fund had a total return of -11.69% at net asset value (NAV). By comparison, the blended benchmark of 33.33% S&P/LSTA Leveraged Loan Index (Loan Index), 33.33% ICE BofA B U.S. High Yield Index (High Yield Index) and 33.34% ICE BofA U.S. Mortgage-Backed Securities Index (MBS Index) returned -3.54% for the same 12-month period.

For the Fund’s benchmark allocations, investments in MBS had a positive contribution to the Fund’s performance during the 12-month period relative to the MBS Index, although results for the MBS sleeve trailed the MBS Index. The Fund’s agency MBS strategy had a shorter duration than the MBS Index, which detracted from relative results to the MBS Index, as two-year U.S. Treasury yields fell more than 200 basis points over the period. Spreads widened throughout the 12-month period, as refinancing activity increased. As U.S. Treasury yields fell over the period, an increasing number of homeowners refinanced their mortgages, which resulted in faster prepayments and wider spreads. During most of the period, spreads remained at levels wider than their historic five-year average.

The Fund’s allocation to high-yield corporate bonds had a negative contribution to the Fund’s performance, although this allocation outperformed the High Yield Index. From a sector perspective, credit selection in the energy, services and gaming sectors contributed to relative performance, while overweight positions in the technology and healthcare sectors were also additive to performance. Exposure to higher quality, BB-rated securities along with security selection in B-rated issues helped relative performance to the High Yield Index. Meanwhile, underweights to the telecommunications and energy sectors, as well as security selection in the telecommunications and restaurants sectors, detracted from relative performance to the High Yield Index. An exposure to lower quality, CCC-rated high yield bonds and security selection in BB-rated issues also hurt relative performance to the High Yield Index.

The Fund’s exposure to floating-rate corporate loans was a relative detractor, as this allocation trailed the Loan Index during the 12-month period. In particular, a modest allocation to collateralized loan obligations (CLOs) detracted from performance relative to the Loan Index, as CLOs prices fell sharply during the 12-month period. The Loan Index does not include CLOs. Additionally, loan selection in the financial intermediaries industry hurt relative performance to the Loan Index. On the other hand, underweights to the volatile oil & gas and retailers industries – and security selection within those industries – aided relative results to the Loan Index. Overweights to and security selection in the drugs, insurance and leisure goods/activities/movies industries also aided the Fund’s relative results to the Loan Index.

For the Fund’s out-of-benchmark exposures, emerging-market debt detracted from the Fund’s performance during the period, as did allocations to investment-grade corporate bonds, commercial MBS and European high-yield bonds.

We appreciate your support and value the privilege to serve as the Fund’s investment manager. For more information on the Fund, please visit our website at eatonvance.com.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Performance3,4

Portfolio Managers Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA, Eric A. Stein, CFA and Kelley G. Baccei

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/30/2003	–11.69%	1.66%	4.69%
Fund at Market Price	—	–9.33	1.66	3.91
Blended Index	—	–3.54%	2.19%	3.90%

% Premium/Discount to NAV[5]
				–10.12%

Distributions[6]
Total Distributions per share for the period				$1.017
Distribution Rate at NAV				10.20%
Distribution Rate at Market Price				11.35%

% Total Leverage[7]
Auction Preferred Shares (APS)				9.94%
Borrowings				27.22

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Fund Profile

Asset Allocation (% of total investments)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Limited Duration Income Fund

March 31, 2020

The Fund’s Investment Objective and Principal Strategies2

The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. Under normal market conditions, the Fund expects to maintain an average duration of no more than five years (including the effect of anticipated leverage).

In pursuing its investment objectives, the Fund normally invests at least 25% of its total assets in each of:

(1) investments rated investment grade, including, but not limited to, U.S. Government securities (which may include U.S. Treasuries and mortgage-backed securities (MBS) and other securities issued, backed, or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities), commercial MBS and corporate debt obligations; and (2) investments rated below investment grade, including, but not limited to, senior loans and high-yield debt securities. Investment-grade investments are those rated BBB- or higher by S&P Global Ratings or Fitch Ratings, Baa3 or higher as determined by Moody’s Investor Service, Inc. or, if not rated, determined to be of comparable credit quality by the Fund’s portfolio managers.

Under normal market conditions, the Fund structures and seeks to maintain its portfolio of high-quality investments (such as MBS) and lower quality non-investment grade bonds and senior loans in such a manner that the Fund has an average dollar-weighted portfolio quality of investment grade. Within the foregoing guideline, the Fund may invest in individual investments of any credit quality.

The Fund may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of its net assets in foreign investments denominated in authorized foreign currencies, which include euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. The Fund seeks to hedge against foreign currency fluctuations through the use of currency exchange contracts and other permitted hedging strategies. The total amount of the Fund’s outstanding forward commitments to purchase and sell generic U.S. government agency MBS may not exceed 10% of the Fund’s total net assets or 50% of the Fund’s MBS holdings. The Fund may also invest in other types of investments that are not part of its principal strategy from time to time.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the Fund’s investment adviser and are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

[3]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofA B U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds with a credit quality rating of B. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[4]

Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five- and ten-year periods is the impact of the 2018 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 92% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.

[5]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[6]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” Distributions in excess of Fund returns may include a return of capital which, over time, will cause the Fund’s net assets and net asset value per share to erode. When the Fund’s distributions include amounts from sources other than net investment income, shareholders are notified. The final determination of the tax characteristics of Fund distributions will occur after the end of the year, at which time that determination will be reported to shareholders.

[7]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[8]	Asset Allocation as a percentage of the Fund’s net assets amounted to 157.7%.

Fund profile subject to change due to active management.

Additional Information

ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofA 1-10 Year U.S. Treasury Index is an unmanaged index of U.S. Treasury securities with a maturity of less than 10 years. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Important Notice to Shareholders
Effective January 1, 2020, the ICE BofAML indices were rebranded as ICE BofA indices.

Effective November 1, 2020, the Fund will be managed by Catherine C. McDermott, Andrew Szczurowski, Eric A. Stein and Kelley G. Baccei. Payson F. Swaffield will serve as a member of the portfolio management team of the Fund through October 31, 2020.

6

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 50.7%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.1%

Aernnova Aerospace S.A.U

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 22, 2027	EUR	204	$178,940

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing February 26, 2027	EUR	796	697,865

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 3.75%, (2 mo. EURIBOR + 3.75%), Maturing January 17, 2027	EUR	1,000	978,823

Term Loan, 5.34%, (3 mo. USD LIBOR + 3.50%), Maturing January 17, 2027		750	705,000

Dynasty Acquisition Co., Inc.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		357	281,121

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026		664	522,885

IAP Worldwide Services, Inc.

Revolving Loan, 1.38%, (3 mo. USD LIBOR + 5.50%), Maturing July 19, 2021(2)		172	154,172

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2021(3)		225	175,875

TransDigm, Inc.

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024		1,374	1,268,859

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025		5,530	5,170,186

WP CPP Holdings, LLC

Term Loan, 5.53%, (USD LIBOR + 3.75%), Maturing April 30, 2025(4)		6,651	5,071,658

			$15,205,384

Automotive — 1.0%

Adient US, LLC

Term Loan, 5.52%, (3 mo. USD LIBOR + 4.00%), Maturing May 6, 2024		720	$639,511

American Axle and Manufacturing, Inc.

Term Loan, 3.20%, (1 mo. USD LIBOR + 2.25%), Maturing April 6, 2024		2,636	2,234,068

Autokiniton US Holdings, Inc.

Term Loan, 7.36%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025		835	684,803

Bright Bidco B.V.

Term Loan, 4.57%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)		1,752	623,718

Chassix, Inc.

Term Loan, 7.35%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)		1,466	1,092,356

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Dayco Products, LLC

Term Loan, 5.86%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		1,167	$875,250

Garrett LX III S.a.r.l.

Term Loan, 3.77%, (3 mo. USD LIBOR + 2.50%), Maturing September 27, 2025		296	246,743

IAA, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing June 28, 2026		581	557,280

Panther BF Aggregator 2 L.P.

Term Loan, Maturing April 30, 2026(5)	EUR	1,500	1,459,963

Tenneco, Inc.

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		3,728	2,628,108

Thor Industries, Inc.

Term Loan, 5.36%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		1,096	942,979

TI Group Automotive Systems, LLC

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		1,065	974,266

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	907	885,536

			$13,844,581

Beverage and Tobacco — 0.3%

Arterra Wines Canada, Inc.

Term Loan, 3.80%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		2,883	$2,450,469

Flavors Holdings, Inc.

Term Loan, 7.20%, (3 mo. USD LIBOR + 5.75%), Maturing June 30, 2020		760	729,360

Term Loan - Second Lien, 11.45%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		1,000	910,000

			$4,089,829

Brokerage / Securities Dealers / Investment Houses — 0.2%

Advisor Group, Inc.

Term Loan, 5.99%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		1,172	$902,488

Clipper Acquisitions Corp.

Term Loan, 3.13%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		1,246	1,165,302

OZ Management L.P.

Term Loan, 5.56%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		50	46,620

			$2,114,410

7	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development — 1.8%

ACProducts, Inc.

Term Loan, 8.19%, (3 mo. USD LIBOR + 6.50%), Maturing August 18, 2025	400	$365,000

Advanced Drainage Systems, Inc.

Term Loan, 3.81%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026	301	281,410

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.99%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027	2,438	2,214,289

APi Group DE, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	1,521	1,399,492

Beacon Roofing Supply, Inc.

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	637	579,670

Brookfield Property REIT, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	1,010	724,911

Core & Main L.P.

Term Loan, 4.33%, (USD LIBOR + 2.75%), Maturing August 1, 2024(4)	1,178	1,042,716

CPG International, Inc.

Term Loan, 5.93%, (12 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	1,681	1,411,873

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025	5,826	5,243,625

Henry Company, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing October 5, 2023	2,298	1,972,288

NCI Building Systems, Inc.

Term Loan, 4.56%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	788	689,474

Quikrete Holdings, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027	2,997	2,607,647

RE/MAX International, Inc.

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	2,211	1,934,286

Realogy Group, LLC

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	901	779,024

Summit Materials Companies I, LLC

Term Loan, 2.99%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	684	606,417

Werner FinCo L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing July 24, 2024	1,024	906,613

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

WireCo WorldGroup, Inc.

Term Loan, 6.07%, (6 mo. USD LIBOR + 5.00%), Maturing September 30, 2023		1,353	$1,089,371

Term Loan - Second Lien, 10.07%, (6 mo. USD LIBOR + 9.00%), Maturing September 30, 2024		1,425	1,200,563

			$25,048,669

Business Equipment and Services — 4.5%

Adtalem Global Education, Inc.

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		418	$375,806

AlixPartners, LLP

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	1,762	1,749,201

Allied Universal Holdco, LLC

Term Loan, 5.24%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		2,768	2,560,458

Altran Technologies S.A.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing March 20, 2025	EUR	1,398	1,480,406

Amentum Government Services Holdings, LLC

Term Loan, 4.99%, (1 mo. USD LIBOR + 4.00%), Maturing February 1, 2027		1,025	968,625

AppLovin Corporation

Term Loan, 4.49%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025		2,273	2,051,367

ASGN Incorporated

Term Loan, 2.74%, (1 mo. USD LIBOR + 1.75%), Maturing April 2, 2025		313	292,465

Belfor Holdings, Inc.

Term Loan, 4.99%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		546	526,769

BidFair MergeRight, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing January 15, 2027		648	521,849

Bracket Intermediate Holding Corp.

Term Loan, 6.16%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		936	753,279

Brand Energy & Infrastructure Services, Inc.

Term Loan, 6.08%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		584	476,525

Camelot U.S. Acquisition 1 Co.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing October 31, 2026		1,845	1,670,064

CCC Information Services, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024		1,934	1,786,674

8	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Ceridian HCM Holding, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2025		1,527	$1,427,511

CM Acquisition Co.

Term Loan, 11.45%, (3 mo. USD LIBOR + 10.00%), Maturing July 26, 2023		265	248,476

Da Vinci Purchaser Corp.

Term Loan, 5.87%, (3 mo. USD LIBOR + 4.00%), Maturing January 8, 2027		425	396,844

Deerfield Dakota Holding, LLC

Term Loan, Maturing February 13, 2025(5)		1,975	1,698,500

EAB Global, Inc.

Term Loan, 5.74%, (3 mo. USD LIBOR + 3.75%), Maturing November 15, 2024		1,397	1,207,972

EIG Investors Corp.

Term Loan, 5.39%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023		3,157	2,588,851

Element Materials Technology Group US Holdings, Inc.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		415	348,970

Garda World Security Corporation

Term Loan, 6.39%, (3 mo. USD LIBOR + 4.75%), Maturing October 30, 2026		859	820,184

IG Investment Holdings, LLC

Term Loan, 5.45%, (3 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		2,902	2,351,001

IRI Holdings, Inc.

Term Loan, 6.11%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025		10,033	8,076,915

Iron Mountain, Inc.

Term Loan, 2.74%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		907	874,772

KAR Auction Services, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026		647	601,477

Kronos Incorporated

Term Loan, 4.76%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		6,816	6,313,120

KUEHG Corp.

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025		2,289	1,722,373

Term Loan - Second Lien, 9.70%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025		425	359,125

LGC Group Holdings Ltd.

Term Loan, Maturing January 22, 2027(5)	EUR	1,000	954,795

LGC Limited

Term Loan, Maturing January 22, 2027(5)		350	311,500

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%), Maturing March 29, 2024		2,013	$1,522,275

PGX Holdings, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing September 29, 2020		1,449	700,826

Pike Corporation

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing July 24, 2026		503	469,343

Pre-Paid Legal Services, Inc.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		494	422,156

Prime Security Services Borrower, LLC

Term Loan, 4.61%, (1 mo. USD LIBOR + 3.25%), Maturing September 23, 2026		1,720	1,564,752

Prometric Holdings, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing January 29, 2025		319	246,863

Red Ventures, LLC

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2024		1,538	1,297,342

Rockwood Service Corporation

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing January 23, 2027		500	455,625

SMG US Midco 2, Inc.

Term Loan, 3.43%, (1 mo. USD LIBOR + 2.50%), Maturing January 23, 2025		245	184,983

Speedster Bidco GmbH

Term Loan, Maturing February 12, 2027(5)	EUR	1,000	948,498

Spin Holdco, Inc.

Term Loan, 5.09%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		3,858	3,452,668

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 2.88%, (2 mo. EURIBOR + 2.88%), Maturing July 15, 2025	EUR	826	860,113

Tempo Acquisition, LLC

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing May 1, 2024		973	873,629

Vestcom Parent Holdings, Inc.

Term Loan, 5.07%, (6 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		603	485,059

WASH Multifamily Laundry Systems, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022		304	258,362

West Corporation

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing October 10, 2024		344	258,594

9	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

West Corporation (continued)

Term Loan, 5.45%, (3 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		1,197	$922,027

Zephyr Bidco Limited

Term Loan, 4.74%, (1 mo. GBP LIBOR + 4.50%), Maturing July 23, 2025	GBP	775	813,420

			$61,252,409

Cable and Satellite Television — 1.6%

CSC Holdings, LLC

Term Loan, 2.86%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		3,954	$3,835,058

Term Loan, 2.86%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		1,064	1,029,662

Term Loan, 3.11%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		1,358	1,314,815

Numericable Group S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	511	523,682

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		2,091	1,925,347

Radiate Holdco, LLC

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		610	565,970

Telenet International Finance S.a.r.l.

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing April 30, 2029	EUR	3,750	3,925,634

UPC Broadband Holding B.V.

Term Loan, 2.95%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028		900	817,500

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing April 30, 2029	EUR	1,500	1,561,292

Virgin Media SFA Finance Limited

Term Loan, 3.50%, (1 mo. GBP LIBOR + 3.25%), Maturing November 15, 2027	GBP	1,500	1,710,992

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	1,300	1,335,556

Ziggo B.V.

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	3,750	3,838,239

			$22,383,747

Chemicals and Plastics — 2.3%

Alpha 3 B.V.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		675	$626,067

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Aruba Investments, Inc.

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		359	$335,632

Caldic B.V.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing July 18, 2024	EUR	1,000	908,053

Emerald Performance Materials, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing August 1, 2021		2,621	2,288,935

Ferro Corporation

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		339	295,484

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		347	301,907

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		485	422,441

Flint Group GmbH

Term Loan, 4.80%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		188	133,723

Flint Group US, LLC

Term Loan, 4.80%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		1,135	808,914

Gemini HDPE, LLC

Term Loan, 4.28%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		1,863	1,564,877

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	1,575	1,380,968

Term Loan, 5.41%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026		769	657,655

INEOS Enterprises Holdings II Limited

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing August 28, 2026	EUR	200	203,761

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 5.11%, (3 mo. USD LIBOR + 3.50%), Maturing August 28, 2026		225	207,995

INEOS Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 1, 2024	EUR	1,231	1,255,693

INEOS Styrolution Group GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing January 22, 2027	EUR	1,000	1,006,396

Inovyn Finance PLC

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing February 25, 2027	EUR	1,000	1,010,072

Messer Industries GmbH

Term Loan, 3.95%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		1,609	1,445,864

10	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Minerals Technologies, Inc.

Term Loan, 3.22%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		1,107	$1,024,171

Momentive Performance Materials, Inc.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		471	388,936

Orion Engineered Carbons GmbH

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing July 25, 2024	EUR	964	957,245

Term Loan, 3.45%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		706	598,252

PMHC II, Inc.

Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 31, 2025		2,684	1,630,604

PQ Corporation

Term Loan, 4.03%, (3 mo. USD LIBOR + 2.25%), Maturing February 7, 2027		1,741	1,571,147

Pregis TopCo Corporation

Term Loan, 4.99%, (1 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		648	570,570

Rohm Holding GmbH

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing July 31, 2026	EUR	500	400,146

Term Loan, 6.78%, (6 mo. USD LIBOR + 5.00%), Maturing July 31, 2026		349	240,895

Spectrum Holdings III Corp.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		207	162,575

Starfruit Finco B.V.

Term Loan, 3.86%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		2,942	2,692,109

Tata Chemicals North America, Inc.

Term Loan, 4.38%, (1 mo. USD LIBOR + 2.75%), Maturing August 7, 2020		1,019	952,965

Tronox Finance, LLC

Term Loan, 3.93%, (USD LIBOR + 2.75%), Maturing September 23, 2024(4)		3,183	2,862,174

Univar, Inc.

Term Loan, 3.70%, (3 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		2,089	1,958,354

Venator Materials Corporation

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		414	362,578

			$31,227,158

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp.

Term Loan, Maturing June 27, 2024(5)	EUR	1,455	$1,399,900

			$1,399,900

Containers and Glass Products — 1.1%

Berry Global, Inc.

Term Loan, 2.86%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		961	$927,593

Term Loan, 2.86%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2026		993	939,897

BWAY Holding Company

Term Loan, 5.08%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		2,564	2,127,984

Consolidated Container Company, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing May 22, 2024		439	412,449

Flex Acquisition Company, Inc.

Term Loan, 4.90%, (USD LIBOR + 3.00%), Maturing December 29, 2023(4)		1,530	1,364,223

Term Loan, 5.16%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		1,517	1,352,394

Libbey Glass, Inc.

Term Loan, 4.01%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		6,732	3,209,115

Pelican Products, Inc.

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing May 1, 2025		639	522,076

Reynolds Consumer Products, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 1.75%), Maturing February 4, 2027		2,500	2,373,437

Ring Container Technologies Group, LLC

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		899	786,341

Trident TPI Holdings, Inc.

Term Loan, 4.32%, (3 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		832	698,964

			$14,714,473

Cosmetics / Toiletries — 0.1%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023		2,115	$1,911,797

			$1,911,797

11	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs — 2.3%

Aenova Holding GmbH

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), Maturing February 14, 2025	EUR	500	$468,732

Akorn, Inc.

Term Loan, 16.13%, (1 mo. USD LIBOR + 13.75%), 15.38% Cash, 0.75% PIK, Maturing April 16, 2021		1,148	884,191

Alkermes, Inc.

Term Loan, 2.87%, (1 mo. USD LIBOR + 2.25%), Maturing March 27, 2023		1,115	992,623

Amneal Pharmaceuticals, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		3,684	3,232,279

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023		1,811	1,358,083

Bausch Health Companies, Inc.

Term Loan, 3.61%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025		5,366	5,142,773

Catalent Pharma Solutions, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing May 18, 2026		842	820,462

Elanco Animal Health Incorporated

Term Loan, Maturing February 4, 2027(5)		1,850	1,774,844

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024		5,276	4,735,042

Horizon Therapeutics USA, Inc.

Term Loan, 3.31%, (1 mo. USD LIBOR + 2.25%), Maturing May 22, 2026		654	619,594

Jaguar Holding Company II

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing August 18, 2022		6,297	6,071,125

Mallinckrodt International Finance S.A.

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024		3,676	2,527,563

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025		2,108	1,454,275

Nidda Healthcare Holding AG

Term Loan, Maturing August 21, 2026(5)	EUR	625	610,903

Term Loan, Maturing August 21, 2026(5)	EUR	1,000	988,014

			$31,680,503

Ecological Services and Equipment — 0.5%

Advanced Disposal Services, Inc.

Term Loan, 2.89%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023		2,315	$2,303,179

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)

EnergySolutions, LLC

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025		5,257	$4,468,447

Patriot Container Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2025		147	131,565

US Ecology Holdings, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing November 1, 2026		274	264,712

			$7,167,903

Electronics / Electrical — 7.8%

Almonde, Inc.

Term Loan, 5.28%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024		2,778	$2,416,981

Applied Systems, Inc.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing September 19, 2024		3,079	2,834,434

Term Loan - Second Lien, 8.45%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025		475	439,375

Aptean, Inc.

Term Loan, 5.24%, (1 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		744	610,077

Term Loan - Second Lien, 9.49%, (1 mo. USD LIBOR + 8.50%), Maturing April 23, 2027		1,450	1,332,187

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027		775	658,750

Avast Software B.V.

Term Loan, Maturing September 29, 2023(5)	EUR	2,119	2,237,571

Banff Merger Sub, Inc.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	296	285,484

Term Loan, 5.24%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		2,987	2,560,020

Blackhawk Network Holdings, Inc.

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing June 15, 2025		835	690,370

Buzz Merger Sub Ltd.

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing January 29, 2027		575	531,875

Castle US Holding Corporation

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027		1,060	923,525

Celestica, Inc.

Term Loan, 3.46%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		281	250,312

12	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Cohu, Inc.

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		813	$609,469

CommScope, Inc.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026		1,816	1,725,081

CPI International, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 26, 2024		707	593,775

Datto, Inc.

Term Loan, 5.24%, (1 mo. USD LIBOR + 4.25%), Maturing April 2, 2026		372	322,640

ECI Macola/Max Holdings, LLC

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		832	747,224

Electro Rent Corporation

Term Loan, 6.80%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024		1,851	1,559,440

Epicor Software Corporation

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing June 1, 2022		220	203,838

EXC Holdings III Corp.

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024		513	454,171

Fiserv Investment Solutions, Inc.

Term Loan, 6.44%, (3 mo. USD LIBOR + 4.75%), Maturing February 18, 2027		525	475,125

Flexera Software, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 26, 2025		270	245,975

GlobalLogic Holdings, Inc.

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing August 1, 2025		454	431,029

Hyland Software, Inc.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024		5,570	5,203,234

Infoblox, Inc.

Term Loan, 5.49%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		999	889,310

Infor (US), Inc.

Term Loan, 3.25%, (1 mo. EURIBOR + 2.25%, Floor 1.00%), Maturing February 1, 2022	EUR	3,980	4,197,122

Informatica, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing February 25, 2027	EUR	3,500	3,373,769

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027		5,750	5,088,750

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Informatica, LLC (continued)

Term Loan - Second Lien, 7.125%, Maturing February 25, 2025(6)		500	$450,000

MA FinanceCo., LLC

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		4,336	4,097,400

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		533	486,248

MACOM Technology Solutions Holdings, Inc.

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		1,462	1,330,450

Marcel LUX IV S.a.r.l.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 16, 2026	EUR	1,500	1,458,585

Microchip Technology Incorporated

Term Loan, 2.99%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025		1,567	1,485,639

Mirion Technologies, Inc.

Term Loan, 5.07%, (6 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		446	394,543

MKS Instruments, Inc.

Term Loan, 2.74%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026		332	304,185

MTS Systems Corporation

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		596	557,405

NCR Corporation

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026		945	864,904

Recorded Books, Inc.

Term Loan, Maturing August 29, 2025(5)		250	218,750

Refinitiv US Holdings, Inc.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		1,210	1,169,365

Renaissance Holding Corp.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		1,277	1,136,752

Term Loan - Second Lien, 7.99%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026		200	158,000

Seattle Spinco, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		3,602	3,283,753

SGS Cayman L.P.

Term Loan, 6.83%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		250	186,111

SkillSoft Corporation

Term Loan, 6.53%, (3 mo. USD LIBOR + 4.75%), Maturing April 28, 2021		8,158	5,370,378

13	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

SolarWinds Holdings, Inc.

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	1,173	$1,094,409

Solera, LLC

Term Loan, 4.36%, (3 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	855	801,527

Sparta Systems, Inc.

Term Loan, 4.56%, (6 mo. USD LIBOR + 3.50%), Maturing August 21, 2024	4,465	3,906,834

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 2.74%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	1,177	1,121,419

SS&C Technologies, Inc.

Term Loan, 2.74%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	1,650	1,571,564

STG-Fairway Holdings, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing January 31, 2027	425	388,875

SurveyMonkey, Inc.

Term Loan, 4.37%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	722	595,925

Sutherland Global Services, Inc.

Term Loan, 6.83%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	1,073	799,524

Switch, Ltd.

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	267	247,380

Tibco Software, Inc.

Term Loan, 4.74%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	5,131	4,874,331

Term Loan - Second Lien, 8.24%, (1 mo. USD LIBOR + 7.25%), Maturing March 3, 2028	475	453,625

TriTech Software Systems

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	889	693,225

TTM Technologies, Inc.

Term Loan, 4.08%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	297	279,604

Uber Technologies, Inc.

Term Loan, 4.49%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	3,522	3,313,849

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025	7,772	7,336,484

Ultimate Software Group, Inc. (The)

Term Loan, 4.74%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	1,716	1,621,974

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Ultra Clean Holdings, Inc.

Term Loan, 5.49%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	808	$687,096

Verifone Systems, Inc.

Term Loan, 5.69%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	1,260	836,083

Veritas Bermuda, Ltd.

Term Loan, 5.95%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023	2,658	2,272,832

Vero Parent, Inc.

Term Loan, 7.86%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024	2,584	2,080,239

Vertiv Group Corporation

Term Loan, 4.58%, (1 mo. USD LIBOR + 3.00%), Maturing March 2, 2027	100	91,000

VS Buyer, LLC

Term Loan, 4.86%, (3 mo. USD LIBOR + 3.25%), Maturing February 28, 2027	1,100	1,061,500

Vungle, Inc.

Term Loan, 6.49%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	4,527	4,051,889

Western Digital Corporation

Term Loan, 3.35%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	1,535	1,485,431

		$106,510,000

Equipment Leasing — 0.2%

Delos Finance S.a.r.l.

Term Loan, 3.20%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023	2,293	$2,047,489

IBC Capital Limited

Term Loan, 4.64%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	363	307,758

		$2,355,247

Financial Intermediaries — 1.7%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 3.45%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026	447	$355,067

Aretec Group, Inc.

Term Loan, 5.24%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	2,378	1,640,748

Citco Funding, LLC

Term Loan, 3.57%, (6 mo. USD LIBOR + 2.50%), Maturing September 28, 2023	3,955	3,841,306

14	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Claros Mortgage Trust, Inc.

Term Loan, 4.26%, (1 mo. USD LIBOR + 3.25%), Maturing August 9, 2026		796	$640,780

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(7)		4,058	1,596,093

EIG Management Company, LLC

Term Loan, 4.74%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		270	238,507

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	750	750,661

FinCo. I, LLC

Term Loan, 2.99%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022		955	878,877

Focus Financial Partners, LLC

Term Loan, 2.99%, (1 mo. USD LIBOR + 2.00%), Maturing July 3, 2024		3,007	2,766,710

Franklin Square Holdings L.P.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025		542	501,118

Greenhill & Co., Inc.

Term Loan, 3.86%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		1,143	1,011,850

GreenSky Holdings, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		1,519	1,253,175

Guggenheim Partners, LLC

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		2,707	2,436,393

Harbourvest Partners, LLC

Term Loan, 3.93%, (2 mo. USD LIBOR + 2.25%), Maturing March 3, 2025		1,053	900,250

Nets Holding A/S

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing February 6, 2025	EUR	1,000	996,056

Starwood Property Trust, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026		522	467,526

StepStone Group L.P.

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing March 27, 2025		637	601,965

Victory Capital Holdings, Inc.

Term Loan, 4.02%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		1,205	1,072,288

Virtus Investment Partners, Inc.

Term Loan, 3.27%, (1 mo. USD LIBOR + 2.25%), Maturing June 1, 2024		569	513,030

			$22,462,400

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products — 2.0%

Alphabet Holding Company, Inc.

Term Loan, 4.49%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		3,840	$3,114,213

Atkins Nutritionals Holdings II, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing July 7, 2024		388	362,589

B&G Foods, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing October 10, 2026		274	260,856

Badger Buyer Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing September 30, 2024		390	292,500

CHG PPC Parent, LLC

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing March 31, 2025	EUR	2,000	1,974,190

Del Monte Foods, Inc.

Term Loan, 4.86%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		3,719	3,040,454

Dole Food Company, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 6, 2024		1,863	1,690,219

Froneri International PLC

Term Loan, 2.63%, (6 mo. EURIBOR + 2.63%), Maturing January 29, 2027	EUR	1,275	1,322,411

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing January 29, 2027		2,200	2,112,000

Hearthside Food Solutions, LLC

Term Loan, 4.68%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		761	651,029

Term Loan, 4.99%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		469	405,739

HLF Financing S.a.r.l.

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025		1,084	978,761

Jacobs Douwe Egberts International B.V.

Term Loan, 2.25%, (2 mo. EURIBOR + 1.75%, Floor 0.50%), Maturing November 1, 2025	EUR	2,221	2,364,215

JBS USA Lux S.A.

Term Loan, 3.07%, (6 mo. USD LIBOR + 2.00%), Maturing May 1, 2026		4,727	4,463,876

Nomad Foods Europe Midco Limited

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing May 15, 2024	EUR	3,000	3,115,692

Sunshine Investments B.V.

Term Loan, 4.76%, (3 mo. GBP LIBOR + 4.00%), Maturing March 28, 2025	GBP	750	875,681

15	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

Valeo F1 Company Limited (Ireland)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing August 27, 2024	EUR	1,000	$896,657

			$27,921,082

Food Service — 0.4%

Aramark Services, Inc.

Term Loan, 2.74%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025		933	$875,148

IRB Holding Corp.

Term Loan, 3.75%, (USD LIBOR + 2.75%), Maturing February 5, 2025(4)		2,239	1,746,735

Restaurant Technologies, Inc.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		222	187,193

US Foods, Inc.

Term Loan, 2.82%, (6 mo. USD LIBOR + 1.75%), Maturing June 27, 2023		857	808,614

Term Loan, 3.07%, (6 mo. USD LIBOR + 2.00%), Maturing September 13, 2026		1,716	1,599,090

			$5,216,780

Food / Drug Retailers — 0.1%

Allsup’s Convenience Stores, Inc.

Term Loan, 7.18%, (1 mo. USD LIBOR + 6.25%), Maturing November 18, 2024		642	$539,175

L1R HB Finance Limited

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	750	459,771

			$998,946

Forest Products — 0.0%(8)

Clearwater Paper Corporation

Term Loan, 4.25%, (6 mo. USD LIBOR + 3.25%), Maturing July 26, 2026		349	$331,669

			$331,669

Health Care — 5.0%

Acadia Healthcare Company, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022		273	$254,255

Accelerated Health Systems, LLC

Term Loan, 4.30%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025		568	512,451

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

ADMI Corp.

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing April 30, 2025		1,818	$1,631,547

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023		820	643,945

Term Loan - Second Lien, 11.00%, (1 mo. USD LIBOR + 10.00%, Floor 1.00%), Maturing April 24, 2024		525	380,625

athenahealth, Inc.

Term Loan, 5.28%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		1,955	1,837,935

Avantor, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024		1,167	1,117,703

BioClinica, Inc.

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing October 20, 2023		3,924	3,256,920

BW NHHC Holdco, Inc.

Term Loan, 6.62%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		3,787	2,291,310

Carestream Dental Equipment, Inc.

Term Loan, 4.32%, (6 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		265	218,741

CeramTec AcquiCo GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 7, 2025	EUR	903	846,435

Change Healthcare Holdings, LLC

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing March 1, 2024		5,768	5,326,134

CHG Healthcare Services, Inc.

Term Loan, 4.07%, (USD LIBOR + 3.00%), Maturing June 7, 2023(4)		2,610	2,362,019

CryoLife, Inc.

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		538	470,422

Elsan S.A.S.

Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), Maturing October 31, 2024	EUR	1,500	1,488,914

Ensemble RCM, LLC

Term Loan, 5.51%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		522	486,680

Envision Healthcare Corporation

Term Loan, 4.74%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		9,043	4,846,961

Gentiva Health Services, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025		2,521	2,382,660

16	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

GHX Ultimate Parent Corporation

Term Loan, 4.62%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024		951	$888,852

Greatbatch Ltd.

Term Loan, 3.51%, (1 mo. USD LIBOR + 2.50%), Maturing October 27, 2022		1,174	1,120,956

Hanger, Inc.

Term Loan, 4.49%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		1,127	1,065,015

Inovalon Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025		1,214	1,118,557

IQVIA, Inc.

Term Loan, 2.74%, (1 mo. USD LIBOR + 1.75%), Maturing March 7, 2024		1,503	1,403,151

Term Loan, 2.74%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025		1,487	1,388,370

Medical Solutions, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing June 14, 2024		1,229	1,093,798

Mehilainen Yhtiot Oy

Term Loan, Maturing August 9, 2025(5)	EUR	750	718,263

MPH Acquisition Holdings, LLC

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023		9,123	8,302,308

National Mentor Holdings, Inc.

Term Loan, 4.99%, (1 mo. USD LIBOR + 4.00%), Maturing March 9, 2026		617	561,418

Term Loan, 5.46%, (3 mo. USD LIBOR + 4.00%), Maturing March 9, 2026		28	25,497

Navicure, Inc.

Term Loan, 4.99%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026		1,000	945,000

One Call Corporation

Term Loan, 6.95%, (3 mo. USD LIBOR + 5.25%), Maturing November 25, 2022		1,489	1,233,767

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing June 30, 2025	EUR	750	687,934

Term Loan, 4.77%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025		3,366	2,881,496

Parexel International Corporation

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024		582	500,138

Phoenix Guarantor, Inc.

Term Loan, 4.11%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026		1,935	1,780,567

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Radiology Partners, Inc

Term Loan, 5.98%, (USD LIBOR + 4.25%), Maturing July 9, 2025(4)		597	$506,260

RadNet, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023		1,823	1,622,502

Select Medical Corporation

Term Loan, 3.43%, (1 mo. USD LIBOR + 2.50%), Maturing March 6, 2025		2,968	2,834,698

Sound Inpatient Physicians

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025		491	439,669

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024		1,073	845,666

Team Health Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 6, 2024		2,352	1,517,201

Tecomet, Inc.

Term Loan, 5.50%, (USD Prime + 2.25%), Maturing May 1, 2024		1,174	1,004,181

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024		1,684	1,275,690

Verscend Holding Corp.

Term Loan, 5.49%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		1,576	1,497,200

Viant Medical Holdings, Inc.

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		493	437,094

Wink Holdco, Inc.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing December 2, 2024		489	418,492

			$68,469,397

Home Furnishings — 0.3%

Serta Simmons Bedding, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing November 8, 2023		11,161	$4,594,714

			$4,594,714

Industrial Equipment — 2.3%

AI Alpine AT Bidco GmbH

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing October 31, 2025	EUR	750	$691,208

Term Loan, 4.62%, (3 mo. USD LIBOR + 2.75%), Maturing October 31, 2025		222	188,859

17	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Altra Industrial Motion Corp.

Term Loan, 2.99%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		707	$648,549

Apex Tool Group, LLC

Term Loan, 6.75%, (1 mo. USD LIBOR + 5.50%, Floor 1.25%), Maturing August 1, 2024		4,454	3,465,794

Carlisle Foodservice Products, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing March 20, 2025		270	232,107

CPM Holdings, Inc.

Term Loan, 5.35%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		321	265,576

Delachaux Group S.A.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing April 16, 2026	EUR	375	347,413

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.50%), Maturing April 16, 2026		475	396,625

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	321	287,568

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	802	718,925

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024		924	792,418

DXP Enterprises, Inc.

Term Loan, 5.74%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		561	507,366

Dynacast International, LLC

Term Loan, 4.70%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		1,438	970,867

Engineered Machinery Holdings, Inc.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing July 19, 2024		1,588	1,334,287

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing July 19, 2024		321	265,576

EWT Holdings III Corp.

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing December 20, 2024		2,012	1,851,305

Filtration Group Corporation

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	1,392	1,331,817

Gardner Denver, Inc.

Term Loan, 2.00%, (1 mo. EURIBOR + 2.00%), Maturing March 1, 2027	EUR	1,444	1,486,774

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	970	909,458

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Gates Global, LLC (continued)

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 1, 2024		4,933	$4,439,971

Hayward Industries, Inc.

Term Loan, 4.49%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		478	385,006

LTI Holdings, Inc.

Term Loan, 4.49%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		3,453	2,580,911

Term Loan, 5.74%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		199	151,903

Minimax Viking GmbH

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	975	958,862

Quimper AB

Term Loan, 4.25%, (2 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	1,875	1,616,438

Robertshaw US Holding Corp.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing February 28, 2025		1,029	668,850

Thermon Industries, Inc.

Term Loan, 5.33%, (1 mo. USD LIBOR + 3.75%), Maturing October 30, 2024		282	240,768

Titan Acquisition Limited

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		3,112	2,652,554

Welbilt, Inc.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		1,767	1,413,503

			$31,801,258

Insurance — 2.5%

Alliant Holdings Intermediate, LLC

Term Loan, 3.86%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		471	$437,258

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		2,729	2,535,925

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024		4,344	4,066,917

Andromeda Investissements

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), Maturing June 12, 2026	EUR	1,250	1,268,334

AssuredPartners, Inc.

Term Loan, 4.49%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027		175	155,797

18	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Asurion, LLC

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		4,659	$4,332,583

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		2,671	2,577,063

Term Loan - Second Lien, 7.49%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		2,750	2,571,250

Financiere CEP S.A.S.

Term Loan, 4.00%, (2 mo. EURIBOR + 4.00%), Maturing January 16, 2025	EUR	550	516,111

FrontDoor, Inc.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2025		468	451,499

Hub International Limited

Term Loan, 4.54%, (2 mo. USD LIBOR + 2.75%), Maturing April 25, 2025		5,109	4,828,005

Term Loan, 5.69%, (3 mo. USD LIBOR + 4.00%), Maturing April 25, 2025		1,870	1,748,742

NFP Corp.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027		3,187	2,788,250

Sedgwick Claims Management Services, Inc.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025		1,259	1,112,172

USI, Inc.

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		3,169	2,891,485

Term Loan, 4.99%, (1 mo. USD LIBOR + 4.00%), Maturing December 2, 2026		1,421	1,300,615

			$33,582,006

Leisure Goods / Activities / Movies — 2.1%

AMC Entertainment Holdings, Inc.

Term Loan, 4.08%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		1,856	$1,398,374

Amer Sports Oyj

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	1,550	1,239,383

Ancestry.com Operations, Inc.

Term Loan, 5.24%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		6,755	5,640,608

ClubCorp Holdings, Inc.

Term Loan, 4.20%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		1,950	1,252,875

Crown Finance US, Inc.

Term Loan, 2.38%, (6 mo. EURIBOR + 2.38%), Maturing February 28, 2025	EUR	292	217,096

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Crown Finance US, Inc. (continued)

Term Loan, 3.57%, (6 mo. USD LIBOR + 2.50%), Maturing September 30, 2026		1,517	$1,004,502

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024		725	651,647

Emerald Expositions Holding, Inc.

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		1,195	949,870

Etraveli Holding AB

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing August 2, 2024	EUR	950	827,726

Lindblad Expeditions, Inc.

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		465	369,816

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		1,861	1,479,264

Match Group, Inc.

Term Loan, 3.46%, (3 mo. USD LIBOR + 1.75%), Maturing February 15, 2027		675	631,125

Motion Finco S.a.r.l.

Term Loan, 4.32%, (USD LIBOR + 3.25%), Maturing November 4, 2026(4)		70	56,661

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing November 13, 2026	EUR	1,375	1,349,673

Term Loan, 4.32%, (USD LIBOR + 3.25%), Maturing November 13, 2026(4)		529	446,325

NASCAR Holdings, Inc.

Term Loan, 3.67%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026		731	646,594

Playtika Holding Corp.

Term Loan, 7.07%, (6 mo. USD LIBOR + 6.00%), Maturing December 10, 2024		3,456	3,260,395

SeaWorld Parks & Entertainment, Inc.

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		2,197	1,845,223

SRAM, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024		1,100	1,050,825

Steinway Musical Instruments, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025		518	484,366

Travel Leaders Group, LLC

Term Loan, 4.96%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		958	735,217

UFC Holdings, LLC

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing April 29, 2026		3,133	2,804,093

19	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Vue International Bidco PLC

Term Loan, 4.25%, (2 mo. EURIBOR + 4.25%), Maturing July 3, 2026	EUR	1,081	$881,994

Term Loan, Maturing July 3, 2026(5)	EUR	76	62,193

			$29,285,845

Lodging and Casinos — 2.0%

Aristocrat Technologies, Inc.

Term Loan, 3.58%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		1,061	$965,232

Azelis Finance S.A.

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing November 10, 2025	EUR	1,925	1,734,557

Boyd Gaming Corporation

Term Loan, 2.93%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		733	645,822

CityCenter Holdings, LLC

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		2,776	2,459,935

Eldorado Resorts, LLC

Term Loan, 3.25%, (6 mo. USD LIBOR + 2.25%), Maturing April 17, 2024		480	470,717

ESH Hospitality, Inc.

Term Loan, 2.99%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026		1,203	1,050,699

Four Seasons Hotels Limited

Term Loan, 2.99%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		1,064	979,110

GBT III B.V.

Term Loan, Maturing February 26, 2027(5)		1,231	1,076,715

Term Loan, Maturing February 26, 2027(5)		1,469	1,285,785

Golden Nugget, Inc.

Term Loan, 3.58%, (USD LIBOR + 2.50%), Maturing October 4, 2023(4)		4,297	3,358,641

GVC Holdings PLC

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	1,850	1,764,915

Term Loan, 3.31%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		1,152	957,664

Hanjin International Corp.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		550	440,000

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024		2,655	1,889,726

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Richmond UK Bidco Limited

Term Loan, 4.98%, (6 mo. GBP LIBOR + 4.25%), Maturing March 3, 2024	GBP	1,000	$1,049,575

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	975	1,036,795

Term Loan, 4.95%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		3,563	3,416,229

VICI Properties 1, LLC

Term Loan, 2.67%, (1 mo. USD LIBOR + 1.75%), Maturing December 20, 2024		2,315	2,139,236

			$26,721,353

Nonferrous Metals / Minerals — 0.2%

Arconic Rolled Products Corporation

Term Loan, Maturing February 4, 2027(5)		525	$480,375

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% cash, 7.50% PIK), Maturing August 15, 2021(3)(6)		157	114,906

Murray Energy Corporation

DIP Loan, 13.00%, (1 mo. USD LIBOR + 11.00%, Floor 2.00%), Maturing July 31, 2020		631	625,809

Term Loan, 0.00%, Maturing October 17, 2022(7)		2,267	253,182

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2021(7)		452	31,628

Oxbow Carbon, LLC

Term Loan, 4.74%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		621	543,594

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	1,025	977,858

			$3,027,352

Oil and Gas — 1.2%

Ameriforge Group, Inc.

Term Loan, 8.45%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		736	$714,359

Apergy Corporation

Term Loan, 3.64%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		239	209,526

Blackstone CQP Holdco L.P.

Term Loan, 4.62%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		1,017	829,110

Buckeye Partners L.P.

Term Loan, 4.27%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026		2,775	2,580,750

20	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Centurion Pipeline Company, LLC

Term Loan, 4.24%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	272	$203,672

CITGO Holding, Inc.

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing August 1, 2023	249	201,488

CITGO Petroleum Corporation

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing July 29, 2021	1,709	1,581,210

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024	2,525	2,208,937

Delek US Holdings, Inc.

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	1,386	1,027,919

Fieldwood Energy, LLC

Term Loan, 7.03%, (3 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	2,771	969,828

Matador Bidco S.a.r.l.

Term Loan, 5.74%, (1 mo. USD LIBOR + 4.75%), Maturing October 15, 2026	1,750	1,583,750

McDermott Technology Americas, Inc.

DIP Loan, 10.72%, (USD LIBOR + 9.00%), Maturing October 21, 2020(4)	625	576,563

DIP Loan, 10.65%, (3 mo. USD LIBOR + 9.00%), Maturing October 22, 2020	499	494,304

Term Loan, 0.00%, Maturing May 9, 2025(7)	1,302	393,147

Prairie ECI Acquiror L.P.

Term Loan, 6.20%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	854	448,128

Term Loan, Maturing March 11, 2026(5)	450	236,250

PSC Industrial Holdings Corp.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 11, 2024	782	722,372

RDV Resources Properties, LLC

Term Loan, 6.87%, (3 mo. USD LIBOR + 5.50%), Maturing March 29, 2024	416	220,616

Sunrise Oil & Gas Properties, LLC

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	107	101,577

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	107	90,350

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	124	87,086

UGI Energy Services, LLC

Term Loan, 4.74%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	1,067	922,901

		$16,403,843

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing — 0.4%

Ascend Learning, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 12, 2024		1,194	$1,082,900

Axel Springer S.E.

Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), Maturing December 18, 2026	EUR	1,000	940,332

Getty Images, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026		1,075	875,812

Harland Clarke Holdings Corp.

Term Loan, 6.46%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023		7	4,237

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(7)		843	137,710

ProQuest, LLC

Term Loan, 4.49%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026		1,596	1,508,220

Tweddle Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023		576	419,271

			$4,968,482

Radio and Television — 1.3%

Cumulus Media New Holdings, Inc.

Term Loan, 4.82%, (6 mo. USD LIBOR + 3.75%), Maturing March 31, 2026		473	$383,614

Diamond Sports Group, LLC

Term Loan, 4.18%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026		3,085	2,421,332

Entercom Media Corp.

Term Loan, 3.49%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024		1,005	904,388

Entravision Communications Corporation

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024		852	702,797

Gray Television, Inc.

Term Loan, 3.77%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024		278	263,595

Term Loan, 4.02%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026		637	614,929

Hubbard Radio, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing March 28, 2025		814	701,368

iHeartCommunications, Inc.

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026		499	427,179

21	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Mission Broadcasting, Inc.

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	35	$33,170

Nexstar Broadcasting, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	137	128,612

Term Loan, 4.33%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	504	476,590

Sinclair Television Group, Inc.

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	489	469,365

Term Loan, 3.21%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	647	599,052

Terrier Media Buyer, Inc.

Term Loan, 5.70%, (3 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	1,870	1,621,327

Townsquare Media, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing April 1, 2022	2,276	2,028,331

Univision Communications, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024	7,528	6,436,451

		$18,212,100

Retailers (Except Food and Drug) — 0.8%

Apro, LLC

Term Loan, 4.00%, Maturing November 14, 2026(2)	150	$131,625

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing November 14, 2026	524	459,536

Ascena Retail Group, Inc.

Term Loan, 5.75%, (USD LIBOR + 4.50%), Maturing August 21, 2022(4)	3,226	1,005,494

Bass Pro Group, LLC

Term Loan, 6.07%, (6 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	1,511	1,284,562

BJ’s Wholesale Club, Inc.

Term Loan, 3.05%, (1 mo. USD LIBOR + 2.25%), Maturing February 3, 2024	912	870,917

Coinamatic Canada, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing May 14, 2022	53	45,247

David’s Bridal, Inc.

Term Loan, 7.65%, (3 mo. USD LIBOR + 6.00%), Maturing June 30, 2023	578	446,649

Hoya Midco, LLC

Term Loan, 4.57%, (6 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	2,093	1,632,544

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

J. Crew Group, Inc.

Term Loan, 4.45%, (3 mo. USD LIBOR + 3.00%), Maturing March 5, 2021(3)	3,696	$2,274,246

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	1,071	864,782

PFS Holding Corporation

Term Loan, 0.00%, Maturing January 31, 2021(7)	2,213	793,829

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(7)	638	130,764

Radio Systems Corporation

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing May 2, 2024	462	420,363

		$10,360,558

Steel — 0.6%

Atkore International, Inc.

Term Loan, 4.02%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	394	$346,398

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	6,044	5,288,302

Neenah Foundry Company

Term Loan, 7.95%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	747	653,771

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	882	732,060

Zekelman Industries, Inc.

Term Loan, 3.21%, (1 mo. USD LIBOR + 2.25%), Maturing January 24, 2027	1,150	1,075,250

		$8,095,781

Surface Transport — 0.2%

Agro Merchants NAI Holdings, LLC

Term Loan, 5.20%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	17	$14,431

Hertz Corporation (The)

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	1,195	856,641

Kenan Advantage Group, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	128	108,694

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 31, 2022	421	357,434

22	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Surface Transport (continued)

PODS, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 6, 2024		658	$577,509

XPO Logistics, Inc.

Term Loan, 3.61%, (3 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		650	610,459

			$2,525,168

Telecommunications — 2.1%

CenturyLink, Inc.

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027		7,382	$6,860,182

Colorado Buyer, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing May 1, 2024		924	627,465

Digicel International Finance Limited

Term Loan, 4.87%, (3 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		4,952	3,868,930

eircom Finco S.a.r.l.

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing May 15, 2026	EUR	1,786	1,879,747

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	1,700	1,640,563

Global Eagle Entertainment, Inc.

Term Loan, 9.38%, (3 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		2,173	1,423,214

Intelsat Jackson Holdings S.A.

Term Loan, 6.43%, (3 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		1,500	1,399,999

IPC Corp.

Term Loan, 6.28%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		1,088	652,702

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024		825	638,988

Plantronics, Inc.

Term Loan, 3.46%, (USD LIBOR + 2.50%), Maturing July 2, 2025(4)		1,304	1,017,290

Syniverse Holdings, Inc.

Term Loan, 6.87%, (6 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		1,054	704,089

Telesat Canada

Term Loan, 3.74%, (1 mo. USD LIBOR + 2.75%), Maturing December 7, 2026		1,397	1,302,236

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Zayo Group Holdings, Inc.

Term Loan, 3.25%, (EURIBOR + 3.25%), Maturing March 9, 2027(4)	EUR	1,000	$995,367

Term Loan, 3.99%, (1 mo. USD LIBOR + 3.00%), Maturing March 9, 2027		2,325	2,179,687

Ziggo Financing Partnership

Term Loan, 3.20%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028		4,150	3,875,062

			$29,065,521

Utilities — 0.6%

Calpine Construction Finance Company L.P.

Term Loan, 2.99%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		2,743	$2,537,149

Calpine Corporation

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024		3,096	2,989,917

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing April 5, 2026		918	885,931

Lightstone Holdco, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing January 30, 2024		59	43,765

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing January 30, 2024		1,045	775,955

Longview Power, LLC

Term Loan, 0.00%, Maturing April 13, 2021(7)		334	71,028

Talen Energy Supply, LLC

Term Loan, 4.74%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026		422	373,472

USIC Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 8, 2023		196	165,689

			$7,842,906

Total Senior Floating-Rate Loans (identified cost $813,882,303)			$692,793,171

Corporate Bonds & Notes — 49.2%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.5%

Aerovias de Mexico S.A. de CV

7.00%, 2/5/25(9)		925	$284,437

23	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

Bombardier, Inc.

6.00%, 10/15/22(9)		2,843	$2,153,572

6.125%, 1/15/23(9)		1,286	914,674

7.875%, 4/15/27(9)		1,172	817,558

Booz Allen Hamilton, Inc.

5.125%, 5/1/25(9)		695	687,178

BWX Technologies, Inc.

5.375%, 7/15/26(9)		1,305	1,263,948

F-Brasile SpA/F-Brasile US, LLC

7.375%, 8/15/26(9)		527	527,000

Lockheed Martin Corp.

3.55%, 1/15/26		960	1,040,269

Moog, Inc.

4.25%, 12/15/27(9)		955	869,050

Northrop Grumman Corp.

2.93%, 1/15/25		770	785,319

TransDigm UK Holdings PLC

6.875%, 5/15/26		725	680,443

TransDigm, Inc.

6.50%, 7/15/24		4,410	4,226,567

6.50%, 5/15/25		185	176,907

6.25%, 3/15/26(9)		2,408	2,409,498

7.50%, 3/15/27		1,862	1,804,743

5.50%, 11/15/27(9)		2,052	1,853,059

			$20,494,222

Air Transport — 0.0%(8)

Azul Investments LLP

5.875%, 10/26/24(9)		1,030	$575,518

			$575,518

Automotive — 1.0%

Adient Global Holdings, Ltd.

3.50%, 8/15/24(10)	EUR	150	$109,250

Fiat Chrysler Finance Europe S.A.

4.75%, 3/22/21(10)	EUR	325	359,456

Frigoglass Finance B.V.

6.875%, 2/12/25(10)	EUR	100	79,315

Garrett LX I S.a.r.l./Garrett Borrowing, LLC

5.125%, 10/15/26(10)	EUR	200	141,094

General Motors Co.

5.00%, 4/1/35		1,495	1,127,804

Gestamp Funding Luxembourg S.A.

3.50%, 5/15/23(10)	EUR	300	296,790

Security		Principal Amount* (000’s omitted)	Value

Automotive (continued)

GKN Holdings, Ltd.

4.625%, 5/12/32(10)	GBP	120	$143,367

IAA, Inc.

5.50%, 6/15/27(9)		537	522,528

Jaguar Land Rover Automotive PLC

6.875%, 11/15/26(10)	EUR	100	80,246

Lithia Motors, Inc.

4.625%, 12/15/27(9)		514	466,506

LKQ European Holdings B.V.

3.625%, 4/1/26(10)	EUR	125	124,348

Navistar International Corp.

6.625%, 11/1/25(9)		2,914	2,444,132

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

4.375%, 5/15/26(10)	EUR	300	277,327

6.25%, 5/15/26(9)		1,671	1,588,489

8.50%, 5/15/27(9)		5,763	5,059,626

RAC Bond Co. PLC

5.00%, 11/6/22(10)	GBP	250	250,949

ZF North America Capital, Inc.

4.50%, 4/29/22(9)		392	366,227

			$13,437,454

Banks and Thrifts — 0.9%

Australia & New Zealand Banking Group, Ltd.

2.95% to 7/22/25, 7/22/30(9)(11)		482	$457,708

Banco Comercial Portugues S.A.

4.50% to 12/7/22, 12/7/27(10)(11)	EUR	500	422,107

Banco Mercantil del Norte S.A./Grand Cayman

5.75% to 10/4/26, 10/4/31(9)(11)		1,160	995,909

Bank of Montreal

3.803% to 12/15/27, 12/15/32(11)		1,325	1,288,059

BBVA Bancomer S.A.

5.125% to 1/18/28, 1/18/33(9)(11)		2,590	2,164,139

Commonwealth Bank of Australia

3.61% to 9/12/29, 9/12/34(9)(11)		1,500	1,362,579

First Midwest Bancorp, Inc.

5.875%, 9/29/26		1,000	1,131,899

Flagstar Bancorp, Inc.

6.125%, 7/15/21		650	653,947

Lloyds Banking Group PLC

4.344%, 1/9/48		775	780,809

Nationwide Building Society

4.125% to 10/18/27, 10/18/32(9)(11)		1,280	1,254,338

24	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Banks and Thrifts (continued)

Wells Fargo & Co.

3.584% to 5/22/27, 5/22/28(11)		1,500	$1,573,682

			$12,085,176

Beverage and Tobacco — 0.3%

Anheuser-Busch InBev Finance, Inc.

4.625%, 2/1/44		860	$906,826

Fomento Economico Mexicano SAB de CV

3.50%, 1/16/50		274	256,427

Kraft Heinz Foods Co.

4.375%, 6/1/46		3,059	2,773,363

Vector Group, Ltd.

6.125%, 2/1/25(9)		500	458,735

			$4,395,351

Brokerage / Securities Dealers / Investment Houses — 0.1%

Alliance Data Systems Corp.

4.75%, 12/15/24(9)		1,071	$821,993

Intrum AB

3.50%, 7/15/26(10)	EUR	200	160,417

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.

4.875%, 4/15/45(9)		688	630,199

			$1,612,609

Building and Development — 1.7%

ADLER Real Estate AG

1.875%, 4/27/23(10)	EUR	300	$301,293

AT Securities B.V.

5.25% to 7/21/23(10)(11)(12)		500	456,890

Brookfield Property REIT, Inc./BPR Cumulus, LLC/ BPR Nimbus, LLC/GGSI Sellco, LLC

5.75%, 5/15/26(9)		1,592	1,300,667

Brookfield Residential Properties, Inc./Brookfield Residential US Corp.

4.875%, 2/15/30(9)		510	389,360

Builders FirstSource, Inc.

6.75%, 6/1/27(9)		380	375,646

5.00%, 3/1/30(9)		510	461,869

Core & Main Holdings, L.P.

8.625%, (8.625% cash or 9.375% PIK), 9/15/24(9)(13)		1,191	1,100,180

CyrusOne, L.P./CyrusOne Finance Corp.

3.45%, 11/15/29		562	499,202

Security		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Five Point Operating Co., L.P./Five Point Capital Corp.

7.875%, 11/15/25(9)		1,213	$1,052,241

Greystar Real Estate Partners, LLC

5.75%, 12/1/25(9)		1,731	1,579,589

Hillman Group, Inc. (The)

6.375%, 7/15/22(9)		2,695	2,114,729

Masonite International Corp.

5.375%, 2/1/28(9)		570	563,359

MDC Holdings, Inc.

6.00%, 1/15/43		982	933,710

Miller Homes Group Holdings PLC

5.50%, 10/15/24(10)	GBP	100	109,902

Owens Corning

3.95%, 8/15/29		747	710,001

PulteGroup, Inc.

6.00%, 2/15/35		446	451,618

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(9)		4,610	4,717,113

Shea Homes, L.P./Shea Homes Funding Corp.

4.75%, 2/15/28(9)		1,423	1,222,891

Standard Industries, Inc.

5.50%, 2/15/23(9)		62	60,293

6.00%, 10/15/25(9)		2,330	2,307,329

2.25%, 11/21/26(10)	EUR	250	223,864

Taylor Morrison Communities, Inc.

5.875%, 6/15/27(9)		808	756,076

5.75%, 1/15/28(9)		1,062	957,348

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.

5.875%, 6/15/24		280	262,563

			$22,907,733

Business Equipment and Services — 0.8%

Allied Universal Holdco, LLC

6.625%, 7/15/26(9)		939	$924,331

9.75%, 7/15/27(9)		1,121	1,064,241

EIG Investors Corp.

10.875%, 2/1/24		5,445	4,675,866

ServiceMaster Co., LLC (The)

7.45%, 8/15/27		4,075	3,600,436

			$10,264,874

Cable and Satellite Television — 3.0%

Cablevision Systems Corp.

5.875%, 9/15/22		1,085	$1,101,644

25	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.875%, 4/1/24(9)		230	$236,614

5.375%, 5/1/25(9)		3,605	3,718,395

5.75%, 2/15/26(9)		1,885	1,915,066

5.00%, 2/1/28(9)		1,755	1,771,778

5.375%, 6/1/29(9)		595	614,724

4.75%, 3/1/30(9)		1,789	1,794,456

4.50%, 8/15/30(9)		1,640	1,616,425

4.50%, 5/1/32(9)		771	756,216

Charter Communications Operating, LLC/Charter Communications Operating Capital

4.80%, 3/1/50		475	497,294

Comcast Corp.

3.999%, 11/1/49		780	925,588

CSC Holdings, LLC

6.75%, 11/15/21		2,780	2,882,165

5.25%, 6/1/24		355	358,105

10.875%, 10/15/25(9)		2,816	3,050,080

5.50%, 5/15/26(9)		2,000	2,082,635

7.50%, 4/1/28(9)		619	663,808

6.50%, 2/1/29(9)		543	588,674

5.75%, 1/15/30(9)		5,848	5,919,404

DISH DBS Corp.

6.75%, 6/1/21		410	417,979

5.875%, 7/15/22		2,395	2,345,088

5.875%, 11/15/24		530	519,445

7.75%, 7/1/26		333	344,006

TEGNA, Inc.

4.625%, 3/15/28(9)		601	531,509

5.00%, 9/15/29(9)		1,012	914,595

UPC Holding B.V.

5.50%, 1/15/28(9)		593	560,711

UPCB Finance VII, Ltd.

3.625%, 6/15/29(10)	EUR	200	201,269

Virgin Media Receivables Financing Notes I DAC

5.50%, 9/15/24(10)	GBP	250	302,388

Virgin Media Secured Finance PLC

5.50%, 8/15/26(9)		1,163	1,188,548

5.00%, 4/15/27(10)	GBP	100	118,960

Ziggo B.V.

5.50%, 1/15/27(9)		1,288	1,295,148

4.875%, 1/15/30(9)		802	786,684

Ziggo Bond Co., B.V.

6.00%, 1/15/27(9)		745	727,841

3.375%, 2/28/30(10)	EUR	230	228,545

			$40,975,787

Security		Principal Amount* (000’s omitted)	Value

Capital Goods — 0.0%(8)

Valmont Industries, Inc.

5.25%, 10/1/54		610	$605,176

			$605,176

Chemicals and Plastics — 0.6%

Alpek SAB de CV

4.25%, 9/18/29(9)		310	$254,439

Hexion, Inc.

7.875%, 7/15/27(9)		488	418,497

Huntsman International, LLC

4.50%, 5/1/29		500	427,509

Nufarm Australia, Ltd./Nufarm Americas, Inc.

5.75%, 4/30/26(9)		1,296	1,143,118

SPCM S.A.

4.875%, 9/15/25(9)		1,356	1,291,549

Univar Solutions USA, Inc.

5.125%, 12/1/27(9)		360	329,598

Valvoline, Inc.

4.25%, 2/15/30(9)		790	739,144

Venator Finance S.a.r.l./Venator Materials, LLC

5.75%, 7/15/25(9)		424	333,900

W.R. Grace & Co.

5.125%, 10/1/21(9)		2,170	2,211,881

Westlake Chemical Corp.

5.00%, 8/15/46		710	678,643

			$7,828,278

Clothing / Textiles — 0.4%

PrestigeBidCo GmbH

6.25%, 12/15/23(10)	EUR	265	$275,272

PVH Corp.

7.75%, 11/15/23		3,740	3,896,311

William Carter Co. (The)

5.625%, 3/15/27(9)		811	783,047

			$4,954,630

Commercial Services — 0.6%

Ellaktor Value PLC

6.375%, 12/15/24(9)	EUR	455	$351,282

6.375%, 12/15/24(10)	EUR	3,372	2,522,694

GW B-CR Security Corp.

9.50%, 11/1/27(9)		3,375	3,035,644

Intertrust Group B.V.

3.375%, 11/15/25(10)	EUR	340	361,051

26	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Commercial Services (continued)

IPD 3 B.V.

4.50%, 7/15/22(10)	EUR	475	$513,579

Korn Ferry

4.625%, 12/15/27(9)		355	311,069

Loxam SAS

3.25%, 1/14/25(10)	EUR	200	177,379

Nexi SpA

1.75%, 10/31/24(10)	EUR	200	204,142

Q-Park Holding I B.V.

2.00%, 3/1/27(10)	EUR	300	284,383

Sisal Pay SpA

3.875%, (3 mo. EURIBOR + 3.875%), 12/17/26(10)(14)	EUR	110	103,060

Verisure Holding AB

3.50%, 5/15/23(10)	EUR	140	144,410

Verisure Midholding AB

5.75%, 12/1/23(10)	EUR	200	194,130

			$8,202,823

Computers — 0.3%

Apple, Inc.

3.75%, 11/13/47		500	$600,822

DXC Technology Co.

4.75%, 4/15/27		1,000	1,006,036

Presidio Holdings, Inc.

4.875%, 2/1/27(9)		354	320,591

8.25%, 2/1/28(9)		1,005	893,194

Seagate HDD Cayman

5.75%, 12/1/34		995	924,791

			$3,745,434

Conglomerates — 0.3%

Spectrum Brands, Inc.

5.75%, 7/15/25		3,470	$3,270,371

5.00%, 10/1/29(9)		406	348,568

TMS International Holding Corp.

7.25%, 8/15/25(9)		543	493,449

			$4,112,388

Consumer Products — 0.1%

Central Garden & Pet Co.

6.125%, 11/15/23		575	$552,658

5.125%, 2/1/28		285	266,060

			$818,718

Security		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.5%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

4.25%, 9/15/22(9)		375	$377,336

2.75%, 3/15/24(10)	EUR	500	530,643

5.25%, 8/15/27(9)		1,661	1,711,744

Berry Global, Inc.

6.00%, 10/15/22		485	483,333

Crown Americas, LLC/Crown Americas Capital Corp. V

4.25%, 9/30/26		660	655,738

Crown Americas, LLC/Crown Americas Capital Corp. VI

4.75%, 2/1/26		750	774,932

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.125%, 7/15/23(9)		1,015	1,013,726

7.00%, 7/15/24(9)		1,426	1,457,194

Smurfit Kappa Acquisitions ULC

2.375%, 2/1/24(10)	EUR	200	221,234

2.875%, 1/15/26(10)	EUR	100	108,611

			$7,334,491

Cosmetics / Toiletries — 0.0%(8)

Prestige Brands, Inc.

5.125%, 1/15/28(9)		357	$356,215

			$356,215

Distribution & Wholesale — 0.1%

LKQ Italia Bondco SpA

3.875%, 4/1/24(10)	EUR	200	$219,905

Parts Europe S.A.

4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(10)(14)	EUR	447	384,273

Performance Food Group, Inc.

5.50%, 10/15/27(9)		935	874,295

Travis Perkins PLC

4.50%, 9/7/23(10)	GBP	175	186,175

			$1,664,648

Diversified Financial Services — 1.1%

AG Issuer, LLC

6.25%, 3/1/28(9)		1,583	$1,341,592

Arrow Global Finance PLC

2.875%, (3 mo. EURIBOR + 2.875%), 4/1/25(10)(14)	EUR	250	243,482

27	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

Autostrade per l’Italia SpA

5.875%, 6/9/24	EUR	500	$560,549

Barclays PLC

5.088% to 6/20/29, 6/20/30(11)		1,000	1,037,960

BrightSphere Investment Group, Inc.

4.80%, 7/27/26		2,195	2,074,486

Cabot Financial Luxembourg S.A.

7.50%, 10/1/23(10)	GBP	100	116,648

Cabot Financial Luxembourg II S.A.

6.375%, (3 mo. EURIBOR + 6.375%), 6/14/24(10)(14)	EUR	500	513,537

Discover Bank

4.682% to 8/9/23, 8/9/28(11)		1,000	1,019,025

GE Capital UK Funding Unlimited Co.

5.875%, 11/4/20	GBP	106	133,868

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC

7.125%, 7/31/26(9)		2,279	1,909,813

7.125%, 7/31/26(10)		350	293,302

Jefferies Group, LLC/Jefferies Group Capital Finance, Inc.

4.15%, 1/23/30		1,000	959,664

Lincoln Financing S.a.r.l.

3.625%, 4/1/24(10)	EUR	145	133,430

Louvre Bidco SAS

4.25%, 9/30/24(10)	EUR	390	384,614

LSF10 Wolverine Investments SCA

4.625%, (3 mo. EURIBOR + 4.625%), 3/15/24(10)(14)	EUR	151	156,095

UniCredit SpA

5.861% to 6/19/27, 6/19/32(9)(11)		715	659,291

7.296% to 4/2/29, 4/2/34(9)(11)		500	557,211

Unifin Financiera SAB de CV

7.375%, 2/12/26(9)		620	377,302

Vivion Investments S.a.r.l.

3.00%, 8/8/24(10)	EUR	2,300	2,021,319

3.50%, 11/1/25(10)	EUR	600	525,620

			$15,018,808

Drugs — 2.1%

Bausch Health Americas, Inc.

9.25%, 4/1/26(9)		670	$703,131

8.50%, 1/31/27(9)		3,076	3,231,492

Bausch Health Companies, Inc.

6.50%, 3/15/22(9)		2,419	2,452,261

Security		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Bausch Health Companies, Inc. (continued)

5.50%, 3/1/23(9)		198	$195,771

5.875%, 5/15/23(9)		114	113,074

7.00%, 3/15/24(9)		3,810	3,929,082

6.125%, 4/15/25(9)		345	341,983

5.50%, 11/1/25(9)		955	970,810

9.00%, 12/15/25(9)		2,340	2,484,378

5.75%, 8/15/27(9)		412	426,482

7.00%, 1/15/28(9)		2,092	2,181,015

5.00%, 1/30/28(9)		1,051	1,002,864

7.25%, 5/30/29(9)		544	567,582

5.25%, 1/30/30(9)		2,106	1,984,905

Catalent Pharma Solutions, Inc.

4.875%, 1/15/26(9)		2,700	2,642,065

5.00%, 7/15/27(9)		656	639,961

2.375%, 3/1/28(10)	EUR	1,374	1,408,655

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC

6.375%, 8/1/23(9)		3,240	3,320,903

Nidda Healthcare Holding GmbH

3.50%, 9/30/24(10)	EUR	124	127,124

			$28,723,538

Ecological Services and Equipment — 0.7%

Advanced Disposal Services, Inc.

5.625%, 11/15/24(9)		1,405	$1,434,849

Clean Harbors, Inc.

4.875%, 7/15/27(9)		551	542,432

5.125%, 7/15/29(9)		332	311,596

Covanta Holding Corp.

5.875%, 3/1/24		1,900	1,807,366

5.875%, 7/1/25		860	798,721

GFL Environmental, Inc.

7.00%, 6/1/26(9)		1,870	1,825,976

8.50%, 5/1/27(9)		2,822	2,850,925

Waste Pro USA, Inc.

5.50%, 2/15/26(9)		446	416,906

			$9,988,771

Electric Utilities — 0.4%

Consolidated Edison Co. of New York, Inc.

4.125%, 5/15/49		400	$434,978

ContourGlobal Power Holdings S.A.

4.125%, 8/1/25(10)	EUR	200	195,725

28	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

Drax Finco PLC

4.25%, 5/1/22(10)	GBP	325	$378,564

6.625%, 11/1/25(9)		806	813,057

Edison International

3.55%, 11/15/24		614	611,054

EDP - Energias de Portugal S.A.

4.496% to 4/30/24, 4/30/79(10)(11)	EUR	300	342,201

MidAmerican Energy Co.

3.15%, 4/15/50		800	815,035

Southern California Edison Co.

4.00%, 4/1/47		845	883,912

TenneT Holding B.V.

2.995% to 6/1/24(10)(11)(12)	EUR	350	373,800

Virginia Electric & Power Co.

4.00%, 1/15/43		410	440,322

			$5,288,648

Electronics / Electrical — 1.6%

Duke Energy Progress, LLC

3.45%, 3/15/29		1,000	$1,075,060

Enel Finance International NV

3.625%, 5/25/27(9)		2,310	2,350,891

Energizer Holdings, Inc.

6.375%, 7/15/26(9)		1,443	1,465,439

7.75%, 1/15/27(9)		657	682,787

Engie Energia Chile S.A.

3.40%, 1/28/30(9)		960	825,120

Entegris, Inc.

4.625%, 2/10/26(9)		517	494,019

Go Daddy Operating Co., LLC/GD Finance Co., Inc.

5.25%, 12/1/27(9)		1,249	1,267,423

Infor (US), Inc.

6.50%, 5/15/22		1,760	1,724,202

Ingram Micro, Inc.

5.45%, 12/15/24		1,889	1,545,243

Jabil, Inc.

3.95%, 1/12/28		1,040	1,001,269

MTS Systems Corp.

5.75%, 8/15/27(9)		360	336,975

Open Text Corp.

3.875%, 2/15/28(9)		1,009	953,190

Open Text Holdings, Inc.

4.125%, 2/15/30(9)		883	835,208

Perusahaan Listrik Negara PT

5.25%, 10/24/42(10)		3,900	3,862,189

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

RWE AG

6.625% to 3/30/26, 7/30/75(10)(11)		200	$208,780

Sensata Technologies, Inc.

4.375%, 2/15/30(9)		627	569,050

SS&C Technologies, Inc.

5.50%, 9/30/27(9)		517	536,064

Trimble, Inc.

4.90%, 6/15/28		967	1,043,622

Veritas US, Inc./Veritas Bermuda, Ltd.

7.50%, 2/1/23(9)		605	537,691

Western Digital Corp.

4.75%, 2/15/26		793	809,058

			$22,123,280

Energy — 0.4%

Empresa Electrica Cochrane SpA

5.50%, 5/14/27(9)		2,230	$2,032,088

Enviva Partners, L.P./Enviva Partners Finance Corp.

6.50%, 1/15/26(9)		1,530	1,503,225

Sunoco, L.P./Sunoco Finance Corp.

4.875%, 1/15/23		950	925,694

5.50%, 2/15/26		412	360,015

			$4,821,022

Entertainment — 0.3%

Banijay Entertainment SASU

3.50%, 3/1/25(10)	EUR	115	$115,055

CPUK Finance, Ltd.

4.875%, 2/28/47(10)	GBP	485	486,420

Live Nation Entertainment, Inc.

4.75%, 10/15/27(9)		1,226	1,104,074

Merlin Entertainments PLC

5.75%, 6/15/26(9)		870	742,582

Motion Bondco DAC

6.625%, 11/15/27(9)		284	205,900

Pinewood Finance Co., Ltd.

3.25%, 9/30/25(10)	GBP	450	521,775

Scientific Games International, Inc.

7.00%, 5/15/28(9)		555	344,405

7.25%, 11/15/29(9)		148	92,419

Speedway Motorsports, LLC/Speedway Funding II, Inc.

4.875%, 11/1/27(9)		871	790,433

			$4,403,063

29	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.1%

Ashtead Capital, Inc.

4.125%, 8/15/25(9)	1,425	$1,311,000

4.25%, 11/1/29(9)	526	449,273

		$1,760,273

Financial Intermediaries — 1.5%

Alpha Holding S.A. de CV

10.00%, 12/19/22(9)	200	$139,689

9.00%, 2/10/25(9)	765	533,587

CIT Group, Inc.

6.125%, 3/9/28	650	616,553

Citigroup, Inc.

3.98% to 3/20/29, 3/20/30(11)	1,200	1,285,244

Ford Motor Credit Co., LLC

5.596%, 1/7/22	410	398,725

2.645%, (3 mo. USD LIBOR + 1.27%), 3/28/22(14)	230	186,993

3.339%, 3/28/22	530	495,709

4.25%, 9/20/22	500	471,100

5.584%, 3/18/24	257	239,653

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22	1,606	1,618,591

6.375%, 12/15/25	820	780,029

6.25%, 5/15/26	1,615	1,535,255

5.25%, 5/15/27	1,614	1,503,037

JPMorgan Chase & Co.

4.60% to 2/1/25(11)(12)	1,674	1,467,177

4.26% to 2/22/47, 2/22/48(11)	1,035	1,248,818

Series S, 6.75% to 2/1/24(11)(12)	3,325	3,476,936

KKR Group Finance Co. VI, LLC

3.75%, 7/1/29(9)	1,000	1,000,243

MSCI, Inc.

3.625%, 9/1/30(9)	520	496,275

Navient Corp.

5.00%, 10/26/20	995	983,508

7.25%, 1/25/22	215	211,192

Synovus Financial Corp.

5.90% to 2/7/24, 2/7/29(11)	1,511	1,416,676

		$20,104,990

Financial Services — 0.6%

Banco BTG Pactual S.A./Cayman Islands

4.50%, 1/10/25(9)	1,100	$968,000

Security		Principal Amount* (000’s omitted)	Value

Financial Services (continued)

Brookfield Finance, Inc.

4.70%, 9/20/47		1,050	$990,775

Carlyle Finance Subsidiary, LLC

3.50%, 9/19/29(9)		1,000	898,296

Debt and Asset Trading Corp.

1.00%, 10/10/25(10)		2,600	2,021,500

Nordea Bank Abp

4.625% to 9/13/28, 9/13/33(9)(11)		1,000	1,066,091

Sensata Technologies UK Financing Co. PLC

6.25%, 2/15/26(9)		2,735	2,695,479

			$8,640,141

Food Products — 0.5%

Iceland Bondco PLC

4.975%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(9)(14)	GBP	187	$230,044

JBS USA LUX S.A./JBS USA Finance, Inc.

6.75%, 2/15/28(9)		1,350	1,448,617

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.

5.50%, 1/15/30(9)		1,592	1,652,576

PepsiCo, Inc.

2.85%, 2/24/26		750	792,370

Post Holdings, Inc.

5.00%, 8/15/26(9)		1,377	1,424,782

Smithfield Foods, Inc.

2.65%, 10/3/21(9)		550	515,217

Tesco PLC

6.125%, 2/24/22	GBP	200	263,953

			$6,327,559

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company/ New Red Finance, Inc.

5.00%, 10/15/25(9)		3,470	$3,335,520

3.875%, 1/15/28(9)		663	633,530

4.375%, 1/15/28(9)		1,014	942,462

US Foods, Inc.

5.875%, 6/15/24(9)		2,560	2,326,387

Yum! Brands, Inc.

7.75%, 4/1/25(9)		304	319,960

			$7,557,859

30	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.2%

Albertsons Cos., Inc./Safeway, Inc./ New Albertsons, L.P./Albertsons, LLC

5.875%, 2/15/28(9)		1,004	$1,027,443

4.875%, 2/15/30(9)		1,042	1,039,395

			$2,066,838

Health Care — 4.3%

Amgen, Inc.

2.60%, 8/19/26		840	$864,522

Centene Corp.

4.75%, 5/15/22		870	878,996

4.75%, 1/15/25		2,450	2,495,950

5.25%, 4/1/25(9)		2,775	2,847,844

5.375%, 6/1/26(9)		2,690	2,785,925

5.375%, 8/15/26(9)		1,706	1,759,312

4.25%, 12/15/27(9)		1,795	1,808,373

4.625%, 12/15/29(9)		1,758	1,776,547

3.375%, 2/15/30(9)		1,833	1,711,564

Charles River Laboratories International, Inc.

5.50%, 4/1/26(9)		545	559,697

4.25%, 5/1/28(9)		502	486,664

Encompass Health Corp.

4.50%, 2/1/28		520	512,876

4.75%, 2/1/30		620	614,141

Gilead Sciences, Inc.

2.95%, 3/1/27		800	829,897

Grifols S.A.

1.625%, 2/15/25(10)	EUR	120	127,742

3.20%, 5/1/25(10)	EUR	550	591,897

HCA, Inc.

5.00%, 3/15/24		675	700,110

5.875%, 2/15/26		2,705	2,832,000

5.375%, 9/1/26		1,610	1,670,496

5.625%, 9/1/28		1,990	2,093,977

5.875%, 2/1/29		1,076	1,141,905

3.50%, 9/1/30		1,549	1,411,714

Hologic, Inc.

4.375%, 10/15/25(9)		1,665	1,659,247

IQVIA, Inc.

3.25%, 3/15/25(10)	EUR	300	325,082

5.00%, 10/15/26(9)		850	872,922

5.00%, 5/15/27 (9)		577	594,003

2.25%, 1/15/28(10)	EUR	250	254,086

Kinetic Concepts, Inc./KCI USA, Inc.

12.50%, 11/1/21(9)		2,480	2,501,576

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)

LifePoint Health, Inc.

4.375%, 2/15/27(9)		1,408	$1,336,896

MPH Acquisition Holdings, LLC

7.125%, 6/1/24(9)		9,217	8,088,194

RegionalCare Hospital Partners Holdings, Inc./ LifePoint Health, Inc.

9.75%, 12/1/26(9)		2,226	2,125,218

Select Medical Corp.

6.25%, 8/15/26(9)		1,312	1,319,223

Surgery Center Holdings, Inc.

6.75%, 7/1/25(9)		82	59,757

10.00%, 4/15/27(9)		368	260,744

Synlab Bondco PLC

3.50%, (3 mo. EURIBOR + 3.50%), 7/1/22(10)(14)	EUR	580	600,513

Team Health Holdings, Inc.

6.375%, 2/1/25(9)		703	252,198

Teleflex, Inc.

4.625%, 11/15/27		1,055	1,059,695

Tenet Healthcare Corp.

8.125%, 4/1/22		2,040	1,938,694

6.75%, 6/15/23		325	301,845

4.625%, 9/1/24(9)		268	258,030

4.875%, 1/1/26(9)		1,607	1,536,694

5.125%, 11/1/27(9)		1,607	1,540,711

UnitedHealth Group, Inc.

3.375%, 4/15/27		475	509,112

3.75%, 10/15/47		650	729,914

			$58,626,503

Home Furnishings — 0.1%

Harman International Industries, Inc.

4.15%, 5/15/25		940	$976,002

			$976,002

Homebuilders / Real Estate — 0.0%(8)

M/I Homes, Inc.

4.95%, 2/1/28(9)		459	$393,019

			$393,019

Industrial Equipment — 0.1%

Colfax Escrow Corp.

6.00%, 2/15/24(9)		478	$478,600

6.375%, 2/15/26(9)		780	771,225

31	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Orano S.A.

4.875%, 9/23/24	EUR	200	$227,151

Welbilt, Inc.

9.50%, 2/15/24		414	355,521

			$1,832,497

Insurance — 1.0%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer

6.75%, 10/15/27(9)		1,857	$1,749,201

AmWINS Group, Inc.

7.75%, 7/1/26(9)		1,335	1,314,691

Athene Holding, Ltd.

4.125%, 1/12/28		1,000	905,754

Galaxy Finco, Ltd.

9.25%, 7/31/27(10)	GBP	575	651,714

GTCR AP Finance, Inc.

8.00%, 5/15/27(9)		1,078	1,000,969

Hub International, Ltd.

7.00%, 5/1/26(9)		2,352	2,346,296

Metropolitan Life Global Funding I

3.45%, 12/18/26(9)		975	1,028,157

Radian Group, Inc.

4.875%, 3/15/27		1,032	1,025,336

USI, Inc.

6.875%, 5/1/25(9)		3,948	3,701,132

			$13,723,250

Internet Software & Services — 0.9%

CDK Global, Inc.

5.25%, 5/15/29(9)		531	$543,611

Netflix, Inc.

5.50%, 2/15/22		1,825	1,870,625

4.875%, 4/15/28		1,665	1,710,912

5.875%, 11/15/28		1,810	1,946,746

5.375%, 11/15/29(9)		1,000	1,050,550

3.625%, 6/15/30(10)	EUR	500	541,846

4.875%, 6/15/30(9)		1,300	1,326,910

Oracle Corp.

3.25%, 11/15/27		1,180	1,218,713

Riverbed Technology, Inc.

8.875%, 3/1/23(9)		2,199	1,407,360

Science Applications International Corp.

4.875%, 4/1/28(9)		362	349,556

			$11,966,829

Security		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.6%

AMC Entertainment Holdings, Inc.

5.875%, 11/15/26		574	$242,209

6.125%, 5/15/27		2,545	1,075,453

Cinemark USA, Inc.

4.875%, 6/1/23		2,730	2,061,068

NCL Corp, Ltd.

3.625%, 12/15/24(9)		1,065	687,245

Sabre GLBL, Inc.

5.375%, 4/15/23(9)		855	787,673

Viking Cruises, Ltd.

6.25%, 5/15/25(9)		1,690	1,096,379

5.875%, 9/15/27(9)		3,200	1,890,112

WMG Acquisition Corp.

3.625%, 10/15/26(10)	EUR	165	186,286

			$8,026,425

Lodging and Casinos — 2.0%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(9)		3,279	$2,392,686

Eldorado Resorts, Inc.

6.00%, 4/1/25		930	842,817

ESH Hospitality, Inc.

5.25%, 5/1/25(9)		1,260	1,066,281

4.625%, 10/1/27(9)		1,250	981,938

Gateway Casinos & Entertainment, Ltd.

8.25%, 3/1/24(9)		2,255	1,981,570

Golden Nugget, Inc.

6.75%, 10/15/24(9)		1,665	1,061,204

8.75%, 10/1/25(9)		1,052	550,953

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/24		1,410	1,330,680

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.

5.625%, 5/1/24		480	463,802

4.50%, 9/1/26		895	749,086

5.75%, 2/1/27		573	500,659

MGM Resorts International

7.75%, 3/15/22		2,300	2,290,478

5.75%, 6/15/25		948	855,542

NH Hotel Group S.A.

3.75%, 10/1/23(10)	EUR	225	203,524

RHP Hotel Properties, L.P./RHP Finance Corp.

5.00%, 4/15/23		798	629,419

32	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC

7.00%, 7/15/26(9)		3,930	$3,716,797

Studio City Co., Ltd.

7.25%, 11/30/21(9)		845	825,607

TVL Finance PLC

6.10%, (3 mo. GBP LIBOR + 5.375%), 7/15/25(10)(14)	GBP	300	285,062

VICI Properties, L.P./VICI Note Co., Inc.

4.25%, 12/1/26(9)		1,653	1,525,727

3.75%, 2/15/27(9)		1,108	1,050,523

4.625%, 12/1/29(9)		1,574	1,441,076

4.125%, 8/15/30(9)		1,108	1,056,063

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(9)		1,754	1,593,948

Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp.

5.125%, 10/1/29(9)		453	414,778

			$27,810,220

Machinery — 0.2%

Cloud Crane, LLC

10.125%, 8/1/24(9)		860	$682,630

Granite US Holdings Corp.

11.00%, 10/1/27(9)		514	445,359

nVent Finance S.a.r.l.

4.55%, 4/15/28		1,500	1,676,876

			$2,804,865

Manufacturing — 0.2%

Novelis Corp.

5.875%, 9/30/26(9)		1,530	$1,512,149

4.75%, 1/30/30(9)		1,259	1,127,592

			$2,639,741

Media — 0.3%

Discovery Communications, LLC

4.125%, 5/15/29		1,400	$1,359,909

MDC Partners, Inc.

6.50%, 5/1/24(9)		131	99,232

Nexstar Escrow, Inc.

5.625%, 7/15/27(9)		1,312	1,289,762

Scripps Escrow, Inc.

5.875%, 7/15/27(9)		1,036	917,430

Security		Principal Amount* (000’s omitted)	Value

Media (continued)

Telenet Finance Luxembourg S.a.r.l.

3.50%, 3/1/28(10)	EUR	200	$208,448

TWDC Enterprises 18 Corp.

3.00%, 7/30/46		495	502,155

			$4,376,936

Metals / Mining — 0.7%

Alcoa Nederland Holding B.V.

7.00%, 9/30/26(9)		200	$187,110

6.125%, 5/15/28(9)		569	520,948

Arconic Corp.

6.125%, 2/15/28(9)		2,448	2,521,440

Cleveland-Cliffs, Inc.

6.75%, 3/15/26(9)		1,722	1,531,504

Compass Minerals International, Inc.

6.75%, 12/1/27(9)		3,005	2,729,442

Constellium N.V.

4.25%, 2/15/26(10)	EUR	150	124,655

5.875%, 2/15/26(9)		837	734,530

Freeport-McMoRan, Inc.

5.45%, 3/15/43		1,258	1,135,722

			$9,485,351

Nonferrous Metals / Minerals — 0.4%

Eldorado Gold Corp.

9.50%, 6/1/24(9)		537	$533,641

First Quantum Minerals, Ltd.

7.25%, 4/1/23(9)		1,332	1,148,857

7.50%, 4/1/25(9)		1,615	1,354,089

6.875%, 3/1/26(9)		637	514,728

New Gold, Inc.

6.25%, 11/15/22(9)		1,097	1,073,667

6.375%, 5/15/25(9)		912	855,565

			$5,480,547

Oil and Gas — 4.1%

Aker BP ASA

6.00%, 7/1/22(9)		150	$134,400

4.75%, 6/15/24(9)		1,106	930,518

5.875%, 3/31/25(9)		675	599,242

AmeriGas Partners, L.P./AmeriGas Finance Corp.

5.625%, 5/20/24		216	202,764

5.50%, 5/20/25		880	816,174

33	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Antero Resources Corp.

5.375%, 11/1/21	2,715	$1,989,986

Archrock Partners, L.P./Archrock Partners Finance Corp.

6.25%, 4/1/28(9)	756	527,310

Ascent Resources Utica Holdings, LLC/ARU Finance Corp.

7.00%, 11/1/26(9)	1,951	577,579

Berry Petroleum Co., LLC

7.00%, 2/15/26(9)	722	294,968

Buckeye Partners L.P.

4.50%, 3/1/28(9)	921	762,127

Centennial Resource Production, LLC

5.375%, 1/15/26(9)	2,175	540,580

6.875%, 4/1/27(9)	2,055	517,793

CGG Holding US, Inc.

9.00%, 5/1/23(9)	200	169,200

Cheniere Corpus Christi Holdings, LLC

7.00%, 6/30/24	244	214,722

5.875%, 3/31/25	1,536	1,401,660

Cheniere Energy Partners, L.P.

5.25%, 10/1/25	1,590	1,490,577

5.625%, 10/1/26	1,265	1,183,562

4.50%, 10/1/29(9)	1,722	1,542,137

CrownRock, L.P./CrownRock Finance, Inc.

5.625%, 10/15/25(9)	3,677	1,939,507

CVR Energy, Inc.

5.75%, 2/15/28(9)	1,280	966,400

Endeavor Energy Resources, L.P./EER Finance, Inc.

5.50%, 1/30/26(9)	1,045	728,550

5.75%, 1/30/28(9)	1,390	952,914

Energy Transfer Operating, L.P.

5.875%, 1/15/24	875	828,394

Series A, 6.25% to 2/15/23(11)(12)	1,045	519,099

Eni SpA

4.75%, 9/12/28(9)	1,000	997,132

EP Energy, LLC/Everest Acquisition Finance, Inc.

7.75%, 5/15/26(7)(9)	480	69,600

EQT Corp.

6.125%, 2/1/25	954	741,830

Extraction Oil & Gas, Inc.

7.375%, 5/15/24(9)	689	128,323

5.625%, 2/1/26(9)	1,821	316,021

Gran Tierra Energy International Holdings, Ltd.

6.25%, 2/15/25(9)	550	142,313

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Gran Tierra Energy, Inc.

7.75%, 5/23/27(9)	405	$105,806

Great Western Petroleum, LLC/Great Western Finance Corp.

9.00%, 9/30/21(9)	2,423	1,571,800

Hilcorp Energy I, L.P./Hilcorp Finance Co.

5.75%, 10/1/25(9)	113	52,968

6.25%, 11/1/28(9)	2,325	1,042,861

Ithaca Energy North Sea PLC

9.375%, 7/15/24(9)	200	95,494

Jagged Peak Energy, LLC

5.875%, 5/1/26	507	382,743

Laredo Petroleum, Inc.

9.50%, 1/15/25	414	167,153

10.125%, 1/15/28	622	241,025

Matador Resources Co.

5.875%, 9/15/26	2,220	637,639

MEG Energy Corp.

7.125%, 2/1/27(9)	1,030	520,150

Moss Creek Resources Holdings, Inc.

7.50%, 1/15/26(9)	1,915	571,709

Nabors Industries, Ltd.

7.25%, 1/15/26(9)	617	214,407

7.50%, 1/15/28(9)	665	217,787

National Oilwell Varco, Inc.

3.60%, 12/1/29	1,000	751,634

Neptune Energy Bondco PLC

6.625%, 5/15/25(9)	3,725	2,113,826

6.625%, 5/15/25(10)	450	255,361

Nine Energy Service, Inc.

8.75%, 11/1/23(9)	500	129,925

Parsley Energy, LLC/Parsley Finance Corp.

5.375%, 1/15/25(9)	1,240	967,138

5.25%, 8/15/25(9)	1,170	899,432

5.625%, 10/15/27(9)	923	655,838

Patterson-UTI Energy, Inc.

3.95%, 2/1/28	1,310	515,084

PBF Holding Co., LLC/PBF Finance Corp.

7.25%, 6/15/25	3,219	2,177,831

6.00%, 2/15/28(9)	1,823	1,239,640

Petroleos Mexicanos

6.49%, 1/23/27(10)	1,051	779,054

6.50%, 3/13/27	3,036	2,272,879

5.35%, 2/12/28	429	299,675

5.95%, 1/28/31(10)	796	551,310

34	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Precision Drilling Corp.

6.50%, 12/15/21	41	$31,110

7.75%, 12/15/23	216	88,289

7.125%, 1/15/26(9)	500	169,271

Sabine Pass Liquefaction, LLC

5.625%, 2/1/21	935	920,157

Seven Generations Energy, Ltd.

6.875%, 6/30/23(9)	1,250	868,306

5.375%, 9/30/25(9)	1,710	953,274

Shelf Drilling Holdings, Ltd.

8.25%, 2/15/25(9)	2,715	1,365,645

Shell International Finance B.V.

2.375%, 11/7/29	500	498,289

3.75%, 9/12/46	400	430,180

SM Energy Co.

6.125%, 11/15/22	561	242,107

5.00%, 1/15/24	58	17,617

5.625%, 6/1/25	529	148,784

6.75%, 9/15/26	1,773	547,046

6.625%, 1/15/27	536	159,745

Tallgrass Energy Partners, L.P./Tallgrass Energy Finance Corp.

5.50%, 1/15/28(9)	612	322,504

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.

5.875%, 4/15/26	985	825,550

6.50%, 7/15/27	566	486,760

Tervita Corp.

7.625%, 12/1/21(9)	2,381	1,682,772

Transocean Guardian, Ltd.

5.875%, 1/15/24(9)	885	714,692

Transocean Pontus, Ltd.

6.125%, 8/1/25(9)	605	494,876

Transocean Poseidon, Ltd.

6.875%, 2/1/27(9)	294	240,188

Transocean, Inc.

7.50%, 1/15/26(9)	523	249,454

Williams Cos., Inc. (The)

3.70%, 1/15/23	1,259	1,165,446

4.55%, 6/24/24	1,117	1,019,769

5.75%, 6/24/44	790	829,128

WPX Energy, Inc.

5.25%, 10/15/27	371	206,109

		$56,332,619

Security		Principal Amount* (000’s omitted)	Value

Packaging & Containers — 0.6%

ARD Finance S.A.

5.00%, (5.00% cash or 5.75% PIK), 6/30/27(10)(13)	EUR	172	$147,921

6.50%, (6.50% cash or 7.25% PIK), 6/30/27(9)(13)		3,913	3,382,593

Silgan Holdings, Inc.

2.25%, 6/1/28(10)	EUR	1,070	1,051,471

Smurfit Kappa Treasury ULC

1.50%, 9/15/27(10)	EUR	145	149,526

Trivium Packaging Finance B.V.

3.75%, 8/15/26(10)	EUR	280	283,319

5.50%, 8/15/26(9)		779	779,484

8.50%, 8/15/27(9)		2,858	2,888,152

			$8,682,466

Pharmaceuticals — 0.3%

Cheplapharm Arzneimittel GmbH

3.50%, 2/11/27(10)	EUR	300	$306,054

CVS Health Corp.

4.78%, 3/25/38		1,080	1,190,430

Diocle SpA

3.875%, (3 mo. EURIBOR + 3.875%), 6/30/26(10)(14)	EUR	140	138,047

Pfizer, Inc.

2.95%, 3/15/24		1,000	1,038,824

Rossini S.a.r.l.

3.875%, (3 mo. EURIBOR + 3.875%), 10/30/25(10)(14)	EUR	300	291,039

Teva Pharmaceutical Finance Netherlands III B.V.

6.00%, 4/15/24		864	854,276

			$3,818,670

Pipelines — 0.3%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.

5.75%, 3/1/27(9)		1,378	$892,359

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.

5.625%, 5/1/27(9)		1,060	590,722

EnLink Midstream, LLC

5.375%, 6/1/29		653	344,110

Georgian Oil and Gas Corp. JSC

6.75%, 4/26/21(10)		615	596,316

NGPL PipeCo, LLC

4.375%, 8/15/22(9)		340	324,798

Plains All American Pipeline, L.P.

Series B, 6.125% to 11/15/22(11)(12)		1,850	928,228

35	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Pipelines (continued)

TransCanada PipeLines, Ltd.

4.75%, 5/15/38		390	$387,662

			$4,064,195

Publishing — 0.1%

Laureate Education, Inc.

8.25%, 5/1/25(9)		1,175	$1,177,902

			$1,177,902

Radio and Television — 1.5%

Clear Channel Worldwide Holdings, Inc.

5.125%, 8/15/27(9)		1,276	$1,201,928

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(9)		2,646	2,164,804

6.625%, 8/15/27(9)		1,346	907,608

iHeartCommunications, Inc.

6.375%, 5/1/26		179	170,418

8.375%, 5/1/27		2,770	2,374,178

Nielsen Co. Luxembourg S.a.r.l. (The)

5.50%, 10/1/21(9)		1,250	1,233,437

Sinclair Television Group, Inc.

5.50%, 3/1/30(9)		1,040	866,372

Sirius XM Radio, Inc.

4.625%, 7/15/24(9)		1,595	1,628,790

5.00%, 8/1/27(9)		1,609	1,641,904

Terrier Media Buyer, Inc.

8.875%, 12/15/27(9)		8,896	7,539,360

			$19,728,799

Real Estate Investment Trusts (REITs) — 0.2%

Consus Real Estate AG

9.625%, 5/15/24(10)	EUR	250	$230,230

EPR Properties

3.75%, 8/15/29		1,275	956,428

Service Properties Trust

4.75%, 10/1/26		1,990	1,512,729

			$2,699,387

Retail — 0.2%

eG Global Finance PLC

6.25%, 10/30/25(10)	EUR	100	$88,766

Security	Principal Amount* (000’s omitted)	Value

Retail (continued)

Newmark Group, Inc.

6.125%, 11/15/23	2,126	$2,166,196

		$2,254,962

Retailers (Except Food and Drug) — 0.5%

Asbury Automotive Group, Inc.

4.50%, 3/1/28(9)	136	$116,620

4.75%, 3/1/30(9)	190	162,925

Best Buy Co., Inc.

4.45%, 10/1/28	1,000	1,028,405

L Brands, Inc.

6.875%, 11/1/35	1,336	995,754

6.75%, 7/1/36	223	162,299

7.60%, 7/15/37	254	157,558

Macy’s Retail Holdings, Inc.

4.30%, 2/15/43	1,252	775,286

Murphy Oil USA, Inc.

5.625%, 5/1/27	560	553,472

4.75%, 9/15/29	728	686,540

Nordstrom, Inc.

4.375%, 4/1/30	158	127,186

5.00%, 1/15/44	775	544,954

Tapestry, Inc.

4.125%, 7/15/27	948	810,056

Walmart, Inc.

3.55%, 6/26/25	1,000	1,093,665

		$7,214,720

Road & Rail — 0.1%

Watco Cos., LLC/Watco Finance Corp.

6.375%, 4/1/23(9)	1,990	$1,957,653

		$1,957,653

Software and Services — 0.5%

Gartner, Inc.

5.125%, 4/1/25(9)	795	$782,085

IHS Markit, Ltd.

5.00%, 11/1/22(9)	2,240	2,361,227

j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc.

6.00%, 7/15/25(9)	1,915	1,912,597

Microsoft Corp.

3.75%, 2/12/45	750	909,017

36	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Software and Services (continued)

PTC, Inc.

3.625%, 2/15/25(9)		502	$473,135

4.00%, 2/15/28(9)		505	488,739

			$6,926,800

Steel — 0.6%

Allegheny Ludlum, LLC

6.95%, 12/15/25		225	$208,967

Allegheny Technologies, Inc.

7.875%, 8/15/23		4,896	4,753,845

5.875%, 12/1/27		1,541	1,285,194

Infrabuild Australia Pty, Ltd.

12.00%, 10/1/24(9)		2,494	2,004,540

			$8,252,546

Surface Transport — 0.6%

Anglian Water Osprey Financing PLC

4.00%, 3/8/26(10)	GBP	325	$391,572

CMA CGM S.A.

5.25%, 1/15/25(10)	EUR	185	119,559

DAE Funding, LLC

4.50%, 8/1/22(9)		1,050	981,728

5.00%, 8/1/24(9)		1,745	1,592,260

Moto Finance PLC

4.50%, 10/1/22(10)	GBP	250	279,473

XPO Logistics, Inc.

6.50%, 6/15/22(9)		2,276	2,293,844

6.125%, 9/1/23(9)		2,221	2,187,696

			$7,846,132

Technology — 0.4%

Dell International, LLC/EMC Corp.

5.875%, 6/15/21(9)		66	$66,000

7.125%, 6/15/24(9)		2,440	2,528,450

6.02%, 6/15/26(9)		1,945	2,073,707

Western Union Co. (The)

6.20%, 11/17/36		872	842,631

			$5,510,788

Telecommunications — 4.2%

Altice Financing S.A.

2.25%, 1/15/25(10)	EUR	100	$98,880

Altice Finco S.A.

4.75%, 1/15/28(10)	EUR	716	653,836

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Altice France Holding S.A.

8.00%, 5/15/27(9)	EUR	140	$152,890

10.50%, 5/15/27(9)		1,599	1,694,940

4.00%, 2/15/28(10)	EUR	1,429	1,312,056

6.00%, 2/15/28(9)		852	755,877

Altice France S.A.

7.375%, 5/1/26(9)		1,249	1,268,422

8.125%, 2/1/27(9)		4,904	5,139,637

5.50%, 1/15/28(9)		841	792,096

AT&T, Inc.

3.80%, 2/15/27		500	520,715

4.75%, 5/15/46		1,347	1,502,836

Cellnex Telecom S.A.

2.375%, 1/16/24(10)	EUR	200	220,227

CenturyLink, Inc.

7.50%, 4/1/24		47	51,759

CommScope Technologies, LLC

6.00%, 6/15/25(9)		357	329,404

5.00%, 3/15/27(9)		1,000	875,075

Connect Finco S.a.r.l./Connect US Finco, LLC

6.75%, 10/1/26(9)		2,698	2,239,340

Crystal Almond S.a.r.l.

4.25%, 10/15/24(10)	EUR	286	276,884

Digicel, Ltd.

6.00%, 4/15/21(9)		1,942	1,123,835

Equinix, Inc.

2.875%, 2/1/26	EUR	440	469,731

Front Range Bidco, Inc.

6.125%, 3/1/28(9)		1,067	1,019,652

Hughes Satellite Systems Corp.

5.25%, 8/1/26		1,245	1,243,185

6.625%, 8/1/26		770	786,522

Intelsat Jackson Holdings S.A.

5.50%, 8/1/23		995	618,149

8.00%, 2/15/24(9)		490	476,523

8.50%, 10/15/24(9)		1,236	786,040

LCPR Senior Secured Financing DAC

6.75%, 10/15/27(9)		786	778,572

Level 3 Financing, Inc.

5.375%, 1/15/24		2,190	2,209,152

Matterhorn Telecom S.A.

3.125%, 9/15/26(10)	EUR	200	195,709

Sable International Finance, Ltd.

5.75%, 9/7/27(9)		818	743,188

37	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

SBA Communications Corp.

4.00%, 10/1/22		1,020	$1,027,323

4.875%, 9/1/24		460	468,625

SoftBank Group Corp.

3.125%, 9/19/25(10)	EUR	250	234,551

Sprint Capital Corp.

6.875%, 11/15/28		840	964,110

Sprint Communications, Inc.

7.00%, 8/15/20		1,055	1,065,286

6.00%, 11/15/22		365	381,768

Sprint Corp.

7.25%, 9/15/21		3,265	3,383,062

7.875%, 9/15/23		9,822	10,889,013

7.625%, 2/15/25		1,785	1,988,758

7.625%, 3/1/26		993	1,129,389

Summer (BC) Holdco B S.a.r.l.

5.75%, 10/31/26(10)	EUR	150	139,124

T-Mobile USA, Inc.

6.375%, 3/1/25		1,395	1,435,113

6.50%, 1/15/26		595	628,052

4.50%, 2/1/26		980	1,002,589

4.75%, 2/1/28		1,045	1,084,762

TalkTalk Telecom Group PLC

3.875%, 2/20/25(10)	GBP	420	474,209

Telecom Italia Capital S.A.

6.00%, 9/30/34		475	473,560

Telecom Italia SpA

2.50%, 7/19/23(10)	EUR	400	431,894

5.303%, 5/30/24(9)		1,118	1,132,008

2.75%, 4/15/25(10)	EUR	500	520,146

3.00%, 9/30/25(10)	EUR	140	147,260

ViaSat, Inc.

5.625%, 4/15/27(9)		796	790,468

			$58,126,202

Transportation — 0.4%

A.P. Moller - Maersk A/S

4.50%, 6/20/29(9)		1,000	$1,023,048

Atlas Air Worldwide Holdings, Inc.

2.25%, 6/1/22		1,700	1,511,938

Cargo Aircraft Management, Inc.

4.75%, 2/1/28(9)		716	669,460

FedEx Corp.

4.10%, 2/1/45		500	458,204

Security		Principal Amount* (000’s omitted)	Value

Transportation (continued)

JSL Europe S.A.

7.75%, 7/26/24(9)		1,000	$727,545

XPO CNW, Inc.

6.70%, 5/1/34		1,000	859,665

			$5,249,860

Utilities — 1.5%

AES Corp. (The)

4.00%, 3/15/21		595	$588,009

5.50%, 4/15/25		309	305,128

6.00%, 5/15/26		1,694	1,677,992

5.125%, 9/1/27		445	448,573

Calpine Corp.

5.50%, 2/1/24		285	272,879

5.75%, 1/15/25		310	289,075

5.25%, 6/1/26(9)		1,040	995,246

4.50%, 2/15/28(9)		1,073	1,044,029

5.125%, 3/15/28(9)		1,511	1,401,453

ENERGO-PRO AS

4.50%, 5/4/24(10)	EUR	450	466,775

NextEra Energy Operating Partners, L.P.

4.25%, 9/15/24(9)		660	647,628

4.50%, 9/15/27(9)		851	835,654

NRG Energy, Inc.

7.25%, 5/15/26		1,278	1,345,798

5.75%, 1/15/28		1,455	1,492,175

5.25%, 6/15/29(9)		673	696,925

Pattern Energy Group, Inc.

5.875%, 2/1/24(9)		970	971,382

Southern Co. (The)

3.25%, 7/1/26		1,000	1,010,754

TerraForm Power Operating, LLC

4.25%, 1/31/23(9)		655	654,981

5.00%, 1/31/28(9)		1,497	1,576,865

Thames Water Kemble Finance PLC

5.875%, 7/15/22(10)	GBP	200	250,378

Vistra Energy Corp.

8.125%, 1/30/26(9)		2,315	2,421,490

Vistra Operations Co., LLC

5.00%, 7/31/27(9)		1,278	1,304,263

4.30%, 7/15/29(9)		202	180,015

			$20,877,467

Total Corporate Bonds & Notes (identified cost $751,444,772)			$672,059,668

38	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Foreign Government Securities — 4.2%
Security		Principal Amount* (000’s omitted)	Value

Barbados — 0.3%

Government of Barbados

6.50%, 2/1/21(9)		249	$243,006

6.50%, 10/1/29(9)		4,063	3,656,520

Total Barbados			$3,899,526

Belarus — 0.2%

Republic of Belarus

6.875%, 2/28/23(10)		2,615	$2,574,781

Total Belarus			$2,574,781

Benin — 0.1%

Benin Government International Bond

5.75%, 3/26/26(10)	EUR	1,928	$1,792,111

Total Benin			$1,792,111

Costa Rica — 0.1%

Costa Rica Government International Bond

7.158%, 3/12/45(10)		1,000	$810,305

Total Costa Rica			$810,305

Ecuador — 0.1%

Republic of Ecuador

7.875%, 3/27/25(10)		2,506	$717,343

9.50%, 3/27/30(10)		608	182,400

9.625%, 6/2/27(10)		300	82,500

Total Ecuador			$982,243

Egypt — 0.7%

Arab Republic of Egypt

8.15%, 11/20/59(10)		4,338	$3,536,728

8.50%, 1/31/47(10)		3,343	2,756,778

8.70%, 3/1/49(10)		3,463	2,891,155

Total Egypt			$9,184,661

El Salvador — 0.3%

Republic of El Salvador

7.125%, 1/20/50(10)		2,767	$2,155,493

7.625%, 2/1/41(10)		150	124,547

7.65%, 6/15/35(10)		1,661	1,428,967

8.25%, 4/10/32(10)		647	596,049

Total El Salvador			$4,305,056

Security		Principal Amount* (000’s omitted)	Value

Fiji — 0.2%

Republic of Fiji

6.625%, 10/2/20(10)		2,443	$2,452,161

Total Fiji			$2,452,161

Ghana — 0.1%

Ghana Government International Bond

8.95%, 3/26/51(10)		2,850	$2,025,672

Total Ghana			$2,025,672

Jordan — 0.2%

Jordan Government International Bond

7.375%, 10/10/47(10)		2,600	$2,193,170

Total Jordan			$2,193,170

Kenya — 0.1%

Republic of Kenya

7.25%, 2/28/28(10)		1,900	$1,776,622

Total Kenya			$1,776,622

Pakistan — 0.1%

Pakistan Government International Bond

6.875%, 12/5/27(10)		2,550	$2,131,162

Total Pakistan			$2,131,162

Poland — 0.2%

Republic of Poland

5.125%, 4/21/21		2,400	$2,493,108

Total Poland			$2,493,108

Romania — 0.5%

Romanian Government International Bond

3.375%, 1/28/50(10)	EUR	2,758	$2,732,744

4.625%, 4/3/49(10)	EUR	3,423	4,009,430

Total Romania			$6,742,174

Seychelles — 0.1%

Republic of Seychelles

8.00%, 1/1/26(10)		1,344	$1,336,880

Total Seychelles			$1,336,880

39	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Suriname — 0.1%

Suriname Government International Bond

9.25%, 10/26/26(10)	2,289	$1,238,509

Total Suriname		$1,238,509

Ukraine — 0.8%

Ukraine Government International Bond

0.00%, GDP-Linked, 5/31/40(9)(10)(15)	3,915	$2,899,449

7.75%, 9/1/20(10)	700	688,585

9.75%, 11/1/28(10)	7,659	7,476,027

Total Ukraine		$11,064,061

Total Foreign Government Securities (identified cost $68,376,227)		$57,002,202

Sovereign Loans — 0.7%
Borrower	Principal Amount (000’s omitted)	Value

Kenya — 0.3%

Government of Kenya

Term Loan, 8.37%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(14)	$4,500	$4,264,983

Total Kenya		$4,264,983

Nigeria — 0.1%

Bank of Industry Limited

Term Loan, 7.85%, (3 mo. USD LIBOR + 6.00%), Maturing May 21, 2021(14)(16)	$1,188	$1,129,068

Total Nigeria		$1,129,068

Tanzania — 0.3%

Government of the United Republic of Tanzania

Term Loan, 7.12%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(14)	$2,554	$2,440,006

Term Loan, 7.09%, (6 mo. USD LIBOR + 5.20%), Maturing May 23, 2023(14)	1,700	1,593,998

Total Tanzania		$4,034,004

Total Sovereign Loans (identified cost $9,911,683)		$9,428,055

Mortgage Pass-Throughs — 10.9%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

3.00%, with maturity at 2050	$19,811	$20,822,349

4.50%, with various maturities to 2048	1,403	1,475,895

5.50%, with maturity at 2032	461	516,144

6.00%, with maturity at 2021	1	908

6.50%, with various maturities to 2036	3,777	4,256,015

7.00%, with various maturities to 2036	3,497	3,950,964

7.13%, with maturity at 2023	33	33,515

7.50%, with various maturities to 2035	2,383	2,637,297

7.65%, with maturity at 2022	8	7,855

8.00%, with various maturities to 2030	671	698,077

8.50%, with various maturities to 2022	107	114,459

9.00%, with various maturities to 2031	71	78,379

9.50%, with various maturities to 2025	7	6,969

		$34,598,826

Federal National Mortgage Association:

3.054%, (COF + 1.25%), with maturity at 2036(17)	$710	$708,972

3.649%, (6 mo. USD LIBOR + 1.54%), with maturity at 2037(17)	1,097	1,118,758

4.488%, (1 yr. CMT + 2.261%), with maturity at 2036(17)	5,881	6,087,630

4.50%, with various maturities to 2049(18)	44,608	48,169,517

5.00%, with various maturities to 2040(18)	6,862	7,597,221

5.50%, with various maturities to 2033	689	775,150

5.819%, with maturity at 2048	3,000	3,378,780

6.00%, with various maturities to 2029	1,125	1,200,832

6.328%, (COF + 2.00%, Floor 6.328%), with maturity at 2032(17)	1,635	1,776,009

6.50%, with various maturities to 2036(18)	15,226	17,177,183

6.75%, with maturity at 2023	24	25,843

7.00%, with various maturities to 2037	3,895	4,386,152

7.50%, with various maturities to 2035	1,949	2,251,613

7.887%, with maturity at 2027(19)	171	186,636

8.00%, with various maturities to 2027	252	274,277

8.224%, with maturity at 2028(19)	43	47,161

8.232%, with maturity at 2024(19)	9	9,136

8.277%, with maturity at 2029(19)	39	42,561

8.298%, with maturity at 2027(19)	54	60,049

8.50%, with various maturities to 2037	634	709,541

9.00%, with various maturities to 2032	686	756,762

9.132%, with maturity at 2025(19)	3	3,438

9.50%, with various maturities to 2030	133	146,548

10.50%, with maturity at 2021	10	10,361

		$96,900,130

40	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association:

4.00%, with maturity at 2049	$1,776	$1,898,289

4.50%, with maturity at 2047	5,767	6,406,214

6.00%, with maturity at 2024	260	274,317

6.50%, with maturity at 2024(18)	1,546	1,641,440

7.00%, with maturity at 2026	151	166,067

7.50%, with various maturities to 2032(18)	3,056	3,359,090

8.00%, with various maturities to 2034(18)	2,298	2,583,416

8.50%, with maturity at 2022	39	40,168

9.00%, with various maturities to 2025	335	363,206

9.50%, with various maturities to 2021	23	23,611

		$16,755,818

Total Mortgage Pass-Throughs (identified cost $142,907,799)		$148,254,774

Collateralized Mortgage Obligations — 26.0%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 24, Class J, 6.25%, 11/25/23	$149	$160,181

Series 1497, Class K, 7.00%, 4/15/23	114	122,702

Series 1529, Class Z, 7.00%, 6/15/23	200	215,908

Series 1620, Class Z, 6.00%, 11/15/23	139	148,854

Series 1677, Class Z, 7.50%, 7/15/23	112	121,401

Series 1702, Class PZ, 6.50%, 3/15/24	1,440	1,564,269

Series 2113, Class QG, 6.00%, 1/15/29	380	432,268

Series 2122, Class K, 6.00%, 2/15/29	75	84,807

Series 2130, Class K, 6.00%, 3/15/29	51	57,458

Series 2167, Class BZ, 7.00%, 6/15/29	60	68,443

Series 2182, Class ZB, 8.00%, 9/15/29	587	687,769

Series 2198, Class ZA, 8.50%, 11/15/29	657	762,414

Series 2458, Class ZB, 7.00%, 6/15/32	674	812,888

Series 3762, Class SH, 7.289%, (10.00% - 1 mo. USD LIBOR x 2.00), 11/15/40(20)	673	842,200

Series 4097, Class PE, 3.00%, 11/15/40	1,279	1,331,947

Series 4273, Class PU, 4.00%, 11/15/43	2,263	2,621,073

Series 4273, Class SP, 8.385%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(20)	503	851,711

Series 4337, Class YT, 3.50%, 4/15/49	4,487	4,547,854

Series 4407, Class LN, 6.161%, (9.32% - 1 mo. USD LIBOR x 2.33), 12/15/43(20)	97	99,534

Series 4416, Class SU, 5.889%, (8.60% - 1 mo. USD LIBOR x 2.00), 12/15/44(20)	1,223	1,243,586

Series 4452, Class ZJ, 3.00%, 11/15/44	3,137	3,161,010

Series 4584, Class PM, 3.00%, 5/15/46	3,030	3,106,824

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4594, Class FM, 2.356%, (1 mo. USD LIBOR + 1.00%), 6/15/46(14)	$493	$490,725

Series 4608, Class TV, 3.50%, 1/15/55	5,974	6,041,502

Series 4630, Class CZ, 3.00%, 12/15/43	7,292	7,326,618

Series 4637, Class CU, 3.00%, 8/15/44	5,991	6,151,285

Series 4637, Class QF, 2.356%, (1 mo. USD LIBOR + 1.00%), 4/15/44(14)(18)	10,616	10,479,907

Series 4639, Class KF, 2.656%, (1 mo. USD LIBOR + 1.30%), 12/15/44(14)	3,321	3,320,912

Series 4677, Class SB, 10.577%, (16.00% - 1 mo. USD LIBOR x 4.00), 4/15/47(20)	1,676	1,728,076

Series 4678, Class PC, 3.00%, 1/15/46	8,472	8,738,740

Series 4751, Class ZC, 4.00%, 11/15/47	872	872,204

Series 4774, Class MH, 4.50%, 12/15/42	5,124	5,301,787

Series 4774, Class QD, 4.50%, 1/15/43	12,984	13,445,466

Series 4776, Class C, 4.50%, 3/15/43	3,901	3,973,473

Series 4858, Class LA, 4.50%, 8/15/43	4,020	4,057,742

Series 4859, Class GA, 4.50%, 10/15/43	7,707	7,822,104

Series 4911, Class JZ, 3.50%, 9/25/49	3,858	3,872,018

Series 4914, Class DZ, 4.00%, 9/25/49	1,392	1,393,422

Series 4941, Class ZD, 3.50%, 9/25/49	5,063	5,066,991

Interest Only:(21)

Series 284, Class S6, 5.395%, (6.10% - 1 mo. USD LIBOR), 10/15/42(20)	3,256	490,675

Series 362, Class C7, 3.50%, 9/15/47	19,493	1,481,008

Series 362, Class C11, 4.00%, 12/15/47	15,939	1,517,656

Series 3973, Class SG, 5.945%, (6.65% - 1 mo. USD LIBOR), 4/15/30(20)	1,206	34,704

Series 4067, Class JI, 3.50%, 6/15/27	2,669	206,014

Series 4070, Class S, 5.395%, (6.10% - 1 mo. USD LIBOR), 6/15/32(20)	6,901	997,434

Series 4088, Class EI, 3.50%, 9/15/41	8,235	480,556

Series 4094, Class CS, 5.295%, (6.00% - 1 mo. USD LIBOR), 8/15/42(20)	2,934	509,434

Series 4095, Class HS, 5.395%, (6.10% - 1 mo. USD LIBOR), 7/15/32(20)	1,925	237,465

Series 4109, Class ES, 5.445%, (6.15% - 1 mo. USD LIBOR), 12/15/41(20)	87	22,102

Series 4109, Class KS, 5.395%, (6.10% - 1 mo. USD LIBOR), 5/15/32(20)	164	940

Series 4110, Class SA, 4.945%, (5.65% - 1 mo. USD LIBOR), 9/15/42(20)	4,096	838,805

Series 4149, Class S, 5.545%, (6.25% - 1 mo. USD LIBOR), 1/15/33(20)	3,241	495,570

Series 4188, Class AI, 3.50%, 4/15/28	1,992	137,635

Series 4203, Class QS, 5.545%, (6.25% - 1 mo. USD LIBOR), 5/15/43(20)	5,710	956,948

41	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 4408, Class IP, 3.50%, 4/15/44	$5,568	$452,209

Series 4435, Class BI, 3.50%, 7/15/44	11,914	1,036,652

Series 4629, Class QI, 3.50%, 11/15/46	6,522	425,799

Series 4644, Class TI, 3.50%, 1/15/45	6,883	359,029

Series 4653, Class PI, 3.50%, 7/15/44	2,786	68,766

Series 4667, Class PI, 3.50%, 5/15/42	8,294	266,402

Series 4676, Class DI, 4.00%, 7/15/44	12,792	441,560

Series 4744, Class IO, 4.00%, 11/15/47	9,435	850,728

Series 4749, Class IL, 4.00%, 12/15/47	4,128	376,011

Series 4767, Class IM, 4.00%, 5/15/45	6,532	249,592

Series 4793, Class SD, 5.495%, (6.20% - 1 mo. USD LIBOR), 6/15/48(20)	22,163	2,729,135

Principal Only:(22)

Series 242, Class PO, 0.00%, 11/15/36	3,976	3,799,654

Series 259, Class PO, 0.00%, 4/15/39	2,347	2,301,257

Series 3606, Class PO, 0.00%, 12/15/39	2,650	2,495,013

Series 4417, Class KO, 0.00%, 12/15/43	533	473,453

Series 4478, Class PO, 0.00%, 5/15/45	1,796	1,686,205

Series 4754, Class JO, 0.00%, 4/15/44	1,988	1,884,002

		$141,430,486

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2018-DNA1, Class M2, 2.747%, (1 mo. USD LIBOR + 1.80%), 7/25/30(14)	$7,517	$6,363,591

Series 2018-DNA2, Class M2, 3.097%, (1 mo. USD LIBOR + 2.15%), 12/25/30(9)(14)	7,000	5,837,583

		$12,201,174

Federal National Mortgage Association:

Series G92-44, Class ZQ, 8.00%, 7/25/22	$1	$686

Series G92-46, Class Z, 7.00%, 8/25/22	41	43,887

Series G92-60, Class Z, 7.00%, 10/25/22	71	74,949

Series G93-35, Class ZQ, 6.50%, 11/25/23	1,738	1,868,139

Series G93-40, Class H, 6.40%, 12/25/23	398	426,353

Series 1991-98, Class J, 8.00%, 8/25/21	15	15,566

Series 1992-77, Class ZA, 8.00%, 5/25/22	72	75,743

Series 1992-103, Class Z, 7.50%, 6/25/22	8	8,929

Series 1992-113, Class Z, 7.50%, 7/25/22	23	24,773

Series 1992-185, Class ZB, 7.00%, 10/25/22	35	37,144

Series 1993-16, Class Z, 7.50%, 2/25/23	87	93,932

Series 1993-22, Class PM, 7.40%, 2/25/23	70	74,896

Series 1993-25, Class J, 7.50%, 3/25/23	105	113,017

Series 1993-30, Class PZ, 7.50%, 3/25/23	198	213,663

Series 1993-42, Class ZQ, 6.75%, 4/25/23	259	276,083

Series 1993-56, Class PZ, 7.00%, 5/25/23	42	44,774

Series 1993-156, Class ZB, 7.00%, 9/25/23	52	56,814

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 1994-45, Class Z, 6.50%, 2/25/24	$364	$391,070

Series 1994-89, Class ZQ, 8.00%, 7/25/24	291	323,193

Series 1996-57, Class Z, 7.00%, 12/25/26	304	342,939

Series 1997-77, Class Z, 7.00%, 11/18/27	157	180,197

Series 1998-44, Class ZA, 6.50%, 7/20/28	173	195,521

Series 1999-45, Class ZG, 6.50%, 9/25/29	49	55,789

Series 2000-22, Class PN, 6.00%, 7/25/30	626	718,246

Series 2002-1, Class G, 7.00%, 7/25/23	61	66,368

Series 2002-21, Class PE, 6.50%, 4/25/32	412	483,623

Series 2005-75, Class CS, 20.414%, (24.20% - 1 mo. USD LIBOR x 4.00), 9/25/35(20)	948	1,777,893

Series 2007-74, Class AC, 5.00%, 8/25/37	4,727	5,314,469

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(20)	500	560,776

Series 2011-109, Class PE, 3.00%, 8/25/41	3,004	3,086,740

Series 2012-134, Class ZT, 2.00%, 12/25/42	2,825	2,735,472

Series 2013-6, Class TA, 1.50%, 1/25/43	4,406	4,395,308

Series 2013-52, Class MD, 1.25%, 6/25/43	4,450	4,370,700

Series 2013-67, Class NF, 1.947%, (1 mo. USD LIBOR + 1.00%), 7/25/43(14)	2,784	2,738,225

Series 2014-64, Class PA, 3.00%, 3/25/44	3,126	3,250,085

Series 2016-22, Class ZE, 3.00%, 6/25/44	777	784,162

Series 2017-13, Class KF, 2.581%, (1 mo. USD LIBOR + 1.00%), 2/25/47(14)	607	605,876

Series 2017-15, Class LE, 3.00%, 6/25/46(18)	9,442	9,702,751

Series 2017-39, Class JZ, 3.00%, 5/25/47	816	821,335

Series 2017-48, Class LG, 2.75%, 5/25/47	6,371	6,697,622

Series 2017-66, Class ZJ, 3.00%, 9/25/57	2,433	2,435,593

Series 2017-75, Class Z, 3.00%, 9/25/57	1,632	1,634,040

Series 2017-76, Class Z, 3.00%, 10/25/57	946	939,048

Series 2017-96, Class Z, 3.00%, 12/25/57	1,200	1,190,099

Series 2017-110, Class Z, 3.00%, 2/25/57	1,247	1,235,952

Series 2018-18, Class QD, 4.50%, 5/25/45	21,477	22,485,213

Series 2019-50, Class NZ, 3.50%, 9/25/49	3,371	3,377,291

Series 2019-69, Class NZ, 3.50%, 12/25/49	6,328	6,333,731

Series 2019-73, Class CZ, 3.00%, 12/25/49	3,474	3,472,725

Interest Only:(21)

Series 2010-124, Class SJ, 5.103%, (6.05% - 1 mo. USD LIBOR), 11/25/38(20)	1,133	39,313

Series 2011-101, Class IC, 3.50%, 10/25/26	6,662	442,428

Series 2011-101, Class IE, 3.50%, 10/25/26	2,151	143,041

Series 2012-24, Class S, 4.553%, (5.50% - 1 mo. USD LIBOR), 5/25/30(20)	1,197	36,651

Series 2012-33, Class CI, 3.50%, 3/25/27	3,846	245,409

Series 2012-56, Class SU, 5.803%, (6.75% - 1 mo. USD LIBOR), 8/25/26(20)	167	3,286

42	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only: (continued)

Series 2012-94, Class KS, 5.703%, (6.65% - 1 mo. USD LIBOR), 5/25/38(20)	$4,411	$291,601

Series 2012-97, Class PS, 5.203%, (6.15% - 1 mo. USD LIBOR), 3/25/41(20)	6,191	529,280

Series 2012-103, Class GS, 5.153%, (6.10% - 1 mo. USD LIBOR), 2/25/40(20)	2,700	78,704

Series 2012-118, Class IN, 3.50%, 11/25/42	7,895	877,489

Series 2012-124, Class IO, 1.573%, 11/25/42(19)	3,271	162,828

Series 2012-125, Class IG, 3.50%, 11/25/42	23,358	2,769,630

Series 2012-150, Class SK, 5.203%, (6.15% - 1 mo. USD LIBOR), 1/25/43(20)	4,133	732,190

Series 2013-12, Class SP, 4.703%, (5.65% - 1 mo. USD LIBOR), 11/25/41(20)	2,168	143,893

Series 2013-15, Class DS, 5.253%, (6.20% - 1 mo. USD LIBOR), 3/25/33(20)	8,410	1,609,400

Series 2013-16, Class SY, 5.203%, (6.15% - 1 mo. USD LIBOR), 3/25/43(20)	1,921	384,324

Series 2013-54, Class HS, 5.353%, (6.30% - 1 mo. USD LIBOR), 10/25/41(20)	1,776	136,965

Series 2013-64, Class PS, 5.303%, (6.25% - 1 mo. USD LIBOR), 4/25/43(20)	2,865	465,406

Series 2013-75, Class SC, 5.303%, (6.25% - 1 mo. USD LIBOR), 7/25/42(20)	6,256	655,681

Series 2014-32, Class EI, 4.00%, 6/25/44	1,242	148,940

Series 2014-55, Class IN, 3.50%, 7/25/44	3,082	296,903

Series 2014-89, Class IO, 3.50%, 1/25/45	3,864	286,668

Series 2015-17, Class SA, 5.253%, (6.20% - 1 mo. USD LIBOR), 11/25/43(20)	4,312	349,284

Series 2015-52, Class MI, 3.50%, 7/25/45	3,357	322,773

Series 2017-46, Class NI, 3.00%, 8/25/42	10,308	353,984

Series 2018-21, Class IO, 3.00%, 4/25/48	19,054	1,305,002

Series 2019-1, Class AS, 5.053%, (6.00% - 1 mo. USD LIBOR), 2/25/49(20)	22,067	3,772,752

Series 2019-33, Class SK, 5.103%, (6.05% - 1 mo. USD LIBOR), 7/25/49(20)	23,399	2,562,188

Principal Only:(22)

Series 379, Class 1, 0.00%, 5/25/37	2,533	2,423,993

Series 2006-8, Class WQ, 0.00%, 3/25/36	3,659	3,471,065

		$121,192,471

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$593	$594,933

Series 2017-82, Class TZ, 2.50%, 2/16/43	180	178,809

Series 2017-121, Class DF, 1.273%, (1 mo. USD LIBOR + 0.50%), 8/20/47(14)(18)	11,151	11,041,498

Series 2017-137, Class AF, 1.273%, (1 mo. USD LIBOR + 0.50%), 9/20/47(14)(18)	6,275	6,228,073

Series 2017-141, Class KZ, 3.00%, 9/20/47	1,817	1,819,521

Series 2018-6, Class JZ, 4.00%, 1/20/48	4,526	4,796,349

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2018-67, Class LT, 4.50%, (13.50% - 1 mo. USD LIBOR x 2.25, Cap 4.50%), 4/20/48(20)	$2,785	$2,796,842

Series 2019-97, Class ZC, 3.50%, 8/20/49	7,713	7,714,107

Series 2019-108, Class KZ, 3.50%, 8/20/49	3,794	3,808,809

Series 2019-115, Class ZH, 4.00%, 9/20/49	4,851	4,853,771

Series 2019-117, Class Z, 3.50%, 9/20/49	9,732	9,750,522

Series 2019-136, Class CZ, 3.50%, 11/20/49	6,464	6,462,807

Series 2019-151, Class HZ, 3.50%, 12/20/49	8,070	8,058,275

Series 2019-153, Class MZ, 3.50%, 12/20/49	11,584	11,580,699

Interest Only:(21)

Series 2017-104, Class SD, 5.427%, (6.20% - 1 mo. USD LIBOR), 7/20/47(20)	7,202	1,165,278

		$80,850,293

Total Collateralized Mortgage Obligations (identified cost $384,077,702)		$355,674,424

Commercial Mortgage-Backed Securities — 6.1%
Security	Principal Amount (000’s omitted)	Value

Agate Bay Mortgage Trust

Series 2015-1, Class A4, 3.50%, 1/25/45(9)(19)	$1,319	$1,327,468

BAMLL Commercial Mortgage Securities Trust

Series 2019-BPR, Class ENM, 3.843%, 11/5/32(9)(19)	795	651,398

Series 2019-BPR, Class FNM, 3.843%, 11/5/32(9)(19)	3,205	2,277,351

CFCRE Commercial Mortgage Trust

Series 2016-C3, Class D, 3.052%, 1/10/48(9)(19)	3,500	2,601,118

Series 2016-C7, Class D, 4.431%, 12/10/54(9)(19)	1,675	1,305,638

Citigroup Commercial Mortgage Trust

Series 2015-P1, Class D, 3.225%, 9/15/48(9)	1,000	765,028

Series 2017-MDRB, Class C, 3.205%, (1 mo. USD LIBOR + 2.50%), 7/15/30(9)(14)	5,000	4,909,426

COMM Mortgage Trust

Series 2013-CR11, Class D, 5.124%, 8/10/50(9)(19)	4,500	4,064,283

Series 2015-CR22, Class D, 4.11%, 3/10/48(9)(19)	4,100	3,376,589

Credit Suisse Mortgage Trust

Series 2016-NXSR, Class C, 4.359%, 12/15/49(19)	2,770	2,335,971

Series 2016-NXSR, Class D, 4.359%, 12/15/49(9)(19)	3,000	2,337,770

Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust

Series 2019-01, Class M7, 2.647%, (1 mo. USD LIBOR + 1.70%), 10/15/49(9)(14)	218	196,099

43	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust (continued)

Series 2019-01, Class M10, 4.197%, (1 mo. USD LIBOR + 3.25%), 10/15/49(9)(14)	$120	$85,367

Series 2020-01, Class M10, 4.362%, (1 mo. USD LIBOR + 3.75%), 3/25/50(9)(14	2,000	1,585,674

JPMBB Commercial Mortgage Securities Trust

Series 2014-C22, Class C, 4.554%, 9/15/47(19)	730	659,374

Series 2014-C22, Class D, 4.554%, 9/15/47(9)(19)	5,276	4,510,723

Series 2014-C25, Class D, 3.946%, 11/15/47(9)(19)	2,974	2,451,768

Series 2015-C29, Class D, 3.678%, 5/15/48(19)	2,000	1,587,811

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2011-C5, Class D, 5.419%, 8/15/46(9)(19)	7,167	6,938,358

Series 2012-CBX, Class AS, 4.271%, 6/15/45	1,000	1,030,861

Series 2013-C13, Class D, 4.079%, 1/15/46(9)(19)	3,000	2,632,851

Series 2013-C16, Class D, 5.027%, 12/15/46(9)(19)	3,500	3,129,247

Series 2014-DSTY, Class B, 3.771%, 6/10/27(9)	2,600	2,298,545

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2015-C23, Class D, 4.155%, 7/15/50(9)(19)	2,000	1,624,098

Series 2016-C29, Class D, 3.00%, 5/15/49(9)	3,577	2,612,653

Series 2016-C32, Class D, 3.396%, 12/15/49(9)(19)	1,600	1,160,032

Morgan Stanley Capital I Trust

Series 2016-UB12, Class D, 3.312%, 12/15/49(9)	4,489	3,248,804

Series 2017-CLS, Class A, 1.405%, (1 mo. USD LIBOR + 0.70%), 11/15/34(9)(14)	2,000	1,916,480

Series 2019-BPR, Class C, 3.755%, (1 mo. USD LIBOR + 3.05%), 5/15/36(9)(14)	1,845	1,616,003

Motel 6 Trust

Series 2017-MTL6, Class C, 2.105%, (1 mo. USD LIBOR + 1.40%), 8/15/34(9)(14)	2,407	2,094,662

RETL Trust

Series 2019-RVP, Class B, 2.255%, (1 mo. USD LIBOR + 1.55%), 3/15/36(9)(14)	735	655,915

UBS Commercial Mortgage Trust

Series 2012-C1, Class D, 5.573%, 5/10/45(9)(19)	3,000	2,867,979

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class D, 4.309%, 4/10/46(9)(19)	4,437	3,968,083

Wells Fargo Commercial Mortgage Trust

Series 2013-LC12, Class D, 4.283%, 7/15/46(9)(19)	3,000	2,651,512

Series 2015-C31, Class D, 3.852%, 11/15/48	2,475	1,938,455

Series 2015-LC22, Class C, 4.534%, 9/15/58(19)	1,250	1,096,293

Series 2016-C35, Class D, 3.142%, 7/15/48(9)	1,850	1,345,965

Series 2016-C36, Class D, 2.942%, 11/15/59(9)	1,500	1,063,227

Total Commercial Mortgage-Backed Securities (identified cost $89,528,976)		$82,918,879

Asset-Backed Securities — 6.2%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.

Series 2018-1A, Class E, 7.819%, (3 mo. USD LIBOR + 6.00%), 7/20/31(9)(14)	$1,000	$583,419

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 8.741%, (3 mo. USD LIBOR + 6.91%), 1/15/32(9)(14)	500	306,873

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 7.914%, (3 mo. USD LIBOR + 6.18%), 11/10/30(9)(14)	2,000	1,199,008

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 8.352%, (3 mo. USD LIBOR + 6.55%), 4/22/31(9)(14)	1,000	628,162

Ares XL CLO, Ltd.

Series 2016-40A, Class DR, 8.181%, (3 mo. USD LIBOR + 6.35%), 1/15/29(9)(14)	1,000	637,710

Ares XXXIV CLO, Ltd.

Series 2015-2A, Class ER, 7.625%, (3 mo. USD LIBOR + 6.85%), 4/17/33(9)(14)	2,000	1,244,350

Ares XXXVR CLO, Ltd.

Series 2015-35RA, Class E, 7.531%, (3 mo. USD LIBOR + 5.70%), 7/15/30(9)(14)	2,000	1,257,366

Babson CLO, Ltd.

Series 2016-1A, Class ER, 7.806%, (3 mo. USD LIBOR + 6.00%), 7/23/30(9)(14)	1,000	618,311

Bain Capital Credit CLO, Ltd.

Series 2017-2A, Class E, 8.144%, (3 mo. USD LIBOR + 6.35%), 7/25/30(9)(14)	2,000	1,280,588

Bardot CLO, Ltd.

Series 2019-2A, Class E, 8.816%, (3 mo. USD LIBOR + 6.95%), 10/22/32(9)(14)	1,850	1,093,988

Benefit Street Partners CLO XVI, Ltd.

Series 2018-16A, Class E, 8.536%, (3 mo. USD LIBOR + 6.70%), 1/17/32(9)(14)	3,000	1,786,734

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 8.431%, (3 mo. USD LIBOR + 6.60%), 7/15/32(9)(14)	3,000	1,737,321

Benefit Street Partners CLO XVIII, Ltd.

Series 2019-18A, Class E, 8.717%, (3 mo. USD LIBOR + 6.90%), 10/15/32(9)(14)	4,500	2,655,486

BlueMountain CLO XXIV, Ltd.

Series 2019-24A, Class E, 8.579%, (3 mo. USD LIBOR + 6.76%), 4/20/31(9)(14)	1,000	620,511

BlueMountain CLO XXV, Ltd.

Series 2019-25A, Class E, 8.531%, (3 mo. USD LIBOR + 6.70%), 7/15/32(9)(14)	4,500	2,751,912

BlueMountain CLO XXVI, Ltd.

Series 2019-26A, Class E, 9.526%, (3 mo. USD LIBOR + 7.70%), 10/20/32(9)(14)	6,500	4,246,755

44	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

BlueMountain CLO, Ltd.

Series 2016-3A, Class ER, 7.642%, (3 mo. USD LIBOR + 5.95%), 11/15/30(9)(14)	$2,000	$1,213,776

Series 2018-1A, Class E, 7.72%, (3 mo. USD LIBOR + 5.95%), 7/30/30(9)(14)	1,000	627,463

Canyon Capital CLO, Ltd.

Series 2016-2A, Class ER, 7.831%, (3 mo. USD LIBOR + 6.00%), 10/15/31(9)(14)	3,350	1,925,121

Series 2019-2A, Class E, 9.238%, (3 mo. USD LIBOR + 7.15%), 10/15/32(9)(14)	1,000	603,405

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 8.338%, (3 mo. USD LIBOR + 6.50%), 1/14/32(9)(14)	2,000	1,259,940

Series 2014-4RA, Class D, 7.481%, (3 mo. USD LIBOR + 5.65%), 7/15/30(9)(14)	1,250	742,859

Series 2015-5A, Class DR, 8.519%, (3 mo. USD LIBOR + 6.70%), 1/20/32(9)(14)	1,000	653,843

Series C17A, Class DR, 7.77%, (3 mo. USD LIBOR + 6.00%), 4/30/31(9)(14)	1,750	1,119,907

Cedar Funding X CLO, Ltd.

Series 2019-10A, Class E, 8.135%, (3 mo. USD LIBOR + 7.00%), 10/20/32(9)(14)	1,500	876,942

Cole Park CLO, Ltd.

Series 2015-1A, Class ER, 8.419%, (3 mo. USD LIBOR + 6.60%), 10/20/28(9)(14)	2,000	1,370,004

Dryden Senior Loan Fund

Series 2015-41A, Class ER, 7.131%, (3 mo. USD LIBOR + 5.30%), 4/15/31(9)(14)	2,000	1,220,934

Series 2016-42A, Class ER, 7.381%, (3 mo. USD LIBOR + 5.55%), 7/15/30(9)(14)	1,000	616,434

FOCUS Brands Funding, LLC

Series 2017-1A, Class A2I, 3.857%, 4/30/47(9)	1,575	1,503,498

Fort Washington CLO, Ltd.

Series 2019-1A, Class E, 9.158%, (3 mo. USD LIBOR + 7.25%), 10/20/32(9)(14)	1,500	895,235

Galaxy XIX CLO, Ltd.

Series 2015-19A, Class D2R, 8.801%, (3 mo. USD LIBOR + 7.00%), 7/24/30(9)(14)	1,600	1,018,690

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 8.476%, (3 mo. USD LIBOR + 6.65%), 10/15/30(9)(14)	3,275	2,079,465

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 7.069%, (3 mo. USD LIBOR + 5.25%), 4/20/31(9)(14)	1,100	613,432

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 7.744%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(14)	1,000	577,881

Golub Capital Partners CLO, Ltd.

Series 2018-37A, Class E, 7.569%, (3 mo. USD LIBOR + 5.75%), 7/20/30(9)(14)	3,000	1,712,421

Security	Principal Amount (000’s omitted)	Value

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 8.501%, (3 mo. USD LIBOR + 6.70%), 7/24/32(9)(14)	$4,550	$2,659,730

Madison Park Funding XVII, Ltd.

Series 2015-17A, Class ER, 8.319%, (3 mo. USD LIBOR + 6.50%), 7/21/30(9)(14)	2,000	1,275,576

Madison Park Funding XXXVI, Ltd.

Series 2019-36A, Class E, 9.192%, (3 mo. USD LIBOR + 7.25%), 1/15/33(9)(14)	1,500	940,965

Madison Park Funding XXXVII, Ltd.

Series 2019-37A, Class E, 8.381%, (3 mo. USD LIBOR + 6.55%), 7/15/32(9)(14)	5,500	3,617,564

Magnetite XXII, Ltd.

Series 2019-22A, Class E, 8.581%, (3 mo. USD LIBOR + 6.75%), 4/15/31(9)(14)	1,500	996,438

Magnetite XXIV, Ltd.

Series 2019-24A, Class E, 8.857%, (3 mo. USD LIBOR + 6.95%), 1/15/33(9)(14)	3,000	1,787,361

MVW Owner Trust

Series 2014-1A, Class A, 2.25%, 9/22/31(9)	337	333,280

Neuberger Berman CLO XXII, Ltd.

Series 2016-22A, Class ER, 7.896%, (3 mo. USD LIBOR + 6.06%), 10/17/30(9)(14)	1,500	947,131

Neuberger Berman Loan Advisers CLO 30, Ltd.

Series 2018-30A, Class E, 8.569%, (3 mo. USD LIBOR + 6.75%), 1/20/31(9)(14)	2,000	1,330,762

Neuberger Berman Loan Advisers CLO 31, Ltd.

Series 2019-31A, Class E, 8.569%, (3 mo. USD LIBOR + 6.75%), 4/20/31(9)(14)	1,000	650,803

Neuberger Berman Loan Advisers CLO 33, Ltd.

Series 2019-33A, Class E, 8.811%, (3 mo. USD LIBOR + 6.80%), 10/16/32(9)(14)	2,250	1,368,533

Oaktree CLO, Ltd.

Series 2019-3A, Class E, 8.589%, (3 mo. USD LIBOR + 6.77%), 7/20/31(9)(14)	3,625	2,121,607

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 7.686%, (3 mo. USD LIBOR + 5.85%), 10/17/31(9)(14)	2,000	1,250,750

Series 2018-2A, Class D, 7.443%, (3 mo. USD LIBOR + 5.60%), 7/16/31(9)(14)	1,000	625,431

Series 2019-1A, Class D, 8.935%, (3 mo. USD LIBOR + 7.00%), 11/14/32(9)(14)	2,000	1,272,662

Purchasing Power Funding, LLC

Series 2018-A, Class A, 3.34%, 8/15/22(9)	3,200	3,191,204

Regatta IX Funding, Ltd.

Series 2017-1A, Class E, 7.836%, (3 mo. USD LIBOR + 6.00%), 4/17/30(9)(14)	450	281,666

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, 8.767%, (3 mo. USD LIBOR + 6.85%), 10/15/32(9)(14)	2,000	1,172,478

45	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Regatta XIII Funding, Ltd.

Series 2018-2A, Class D, 7.781%, (3 mo. USD LIBOR + 5.95%), 7/15/31(9)(14)	$2,000	$1,134,596

Regatta XIV Funding, Ltd.

Series 2018-3A, Class E, 7.744%, (3 mo. USD LIBOR + 5.95%), 10/25/31(9)(14)	1,000	576,853

Regatta XVI Funding, Ltd.

Series 2019-2A, Class E, 8.903%, (3 mo. USD LIBOR + 7.00%), 1/15/33(9)(14)	1,800	1,063,348

Southwick Park CLO, LLC

Series 2019-4A, Class E, 8.519%, (3 mo. USD LIBOR + 6.70%), 7/20/32(9)(14)	6,000	3,654,516

Trafigura Securitisation Finance PLC

Series 2017-1A, Class B, 2.405%, (1 mo. USD LIBOR + 1.70%), 12/15/20(9)(14)	1,500	1,493,070

Tricon American Homes Trust

Series 2016-SFR1, Class D, 3.886%, 11/17/33(9)	1,300	1,276,953

Vibrant CLO IX, Ltd.

Series 2018-9A, Class D, 8.069%, (3 mo. USD LIBOR + 6.25%), 7/20/31(9)(14)	1,000	574,199

Vibrant CLO XI, Ltd.

Series 2019-11A, Class D, 8.589%, (3 mo. USD LIBOR + 6.77%), 7/20/32(9)(14)	575	333,156

Voya CLO, Ltd.

Series 2015-3A, Class DR, 8.019%, (3 mo. USD LIBOR + 6.20%), 10/20/31(9)(14)	3,000	1,908,591

Series 2016-3A, Class DR, 7.899%, (3 mo. USD LIBOR + 6.08%), 10/18/31(9)(14)	1,400	809,824

Series 2019-4A, Class E, 9.223%, (3 mo. USD LIBOR + 7.48%), 1/15/33(9)(14)	3,000	1,848,576

Wellfleet CLO, Ltd.

Series 2020-1A, Class D, 8.422%, (3 mo. USD LIBOR + 7.24%), 4/15/33(9)(14)	2,000	1,350,000

Total Asset-Backed Securities (identified cost $131,488,188)		$85,127,367

Common Stocks — 0.4%
Security	Shares	Value

Aerospace and Defense — 0.0%(8)

IAP Global Services, LLC(3)(23)(24)	31	$409,333

		$409,333

Automotive — 0.0%(8)

Dayco Products, LLC(23)(24)	27,250	$204,375

		$204,375

Security	Shares	Value

Business Equipment and Services — 0.0%(8)

Crossmark Holdings, Inc.(23)(24)	4,883	$267,344

		$267,344

Electronics / Electrical — 0.0%(8)

Answers Corp.(3)(23)	78,756	$145,699

		$145,699

Health Care — 0.0%

New Millennium Holdco, Inc.(3)(23)(24)	42,216	$0

		$0

Oil and Gas — 0.1%

AFG Holdings, Inc.(3)(23)(24)	29,751	$552,476

Fieldwood Energy, Inc.(23)(24)	10,085	15,128

Nine Point Energy Holdings, Inc.(3)(24)(25)	29,787	298

RDV Resources, Inc., Class A(3)(23)(24)	27,724	0

Samson Resources II, LLC, Class A(23)	45,294	826,615

Southcross Holdings Group, LLC(3)(23)(24)	78	0

Southcross Holdings L.P., Class A(23)(24)	78	566

Sunrise Oil & Gas, Inc., Class A(23)(24)	15,647	109,529

		$1,504,612

Publishing — 0.2%

ION Media Networks, Inc.(3)(23)	5,187	$1,962,398

Tweddle Group, Inc.(3)(23)(24)	5,433	48,245

		$2,010,643

Radio and Television — 0.0%(8)

Clear Channel Outdoor Holdings, Inc.(23)(24)	74,443	$47,643

Cumulus Media, Inc., Class A(23)(24)	50,522	273,829

iHeartMedia, Inc., Class A(23)(24)	31,657	231,413

		$552,885

Retailers (Except Food and Drug) — 0.1%

David’s Bridal, LLC(3)(23)(24)	40,851	$688,339

		$688,339

Total Common Stocks (identified cost $7,862,981)		$5,783,230

46	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Convertible Preferred Stocks — 0.0%(8)
Security	Shares	Value

Oil and Gas — 0.0%(8)

Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(24)(25)	555	$320,663

Total Convertible Preferred Stocks (identified cost $555,000)		$320,663

Preferred Stocks — 0.1%
Security	Shares	Value

Building and Development — 0.1%

Brookfield Property Partners, L.P., 5.75%(23)	40,000	$560,000

		$560,000

Pipelines — 0.0%(8)

NuStar Energy, L.P., Series B, 7.625% to 6/15/22 (11)	31,500	$305,550

		$305,550

Retailers (Except Food and Drug) — 0.0%(8)

David’s Bridal, LLC, Series A(3)(23)(24)	1,136	$90,880

David’s Bridal, LLC, Series B(3)(23)(24)	4,631	374,926

		$465,806

Total Preferred Stocks (identified cost $2,077,376)		$1,331,356

Closed-End Funds — 1.4%
Security	Shares	Value

BlackRock Corporate High Yield Fund, Inc.	2,089,114	$18,384,203

Total Closed-End Funds (identified cost $25,357,186)		$18,384,203

Warrants — 0.0%
Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(3)(23)(24)	8	$0

Total Warrants (identified cost $0)		$0

Miscellaneous — 0.0%(8)
Security	Shares	Value

Cable and Satellite Television — 0.0%

ACC Claims Holdings, LLC(3)(24)	2,257,600	$0

		$0

Oil and Gas — 0.0%(8)

Paragon Offshore Finance Company, Class A(23)(24)	2,021	$606

Paragon Offshore Finance Company, Class B(23)(24)	1,011	19,462

		$20,068

Total Miscellaneous (identified cost $21,988)		$20,068

Short-Term Investments — 1.8%

U.S. Treasury Obligations — 0.0%(8)
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 4/9/20	$500	$499,995

Total U.S. Treasury Obligations (identified cost $499,825)		$499,995

Other — 1.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.69%(26)	24,671,567	$24,661,698

Total Other (identified cost $24,661,293)		$24,661,698

Total Short-Term Investments (identified cost $25,161,118)		$25,161,693

Total Investments — 157.7% (identified cost $2,452,653,299)		$2,154,259,753

Less Unfunded Loan Commitments — (0.0)%(8)		$(305,068)

Net Investments — 157.7% (identified cost $2,452,348,231)		$2,153,954,685

Other Assets, Less Liabilities — (41.9)%		$(572,685,844)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (15.8)%		$(216,071,902)

Net Assets Applicable to Common Shares — 100.0%		$1,365,196,939

47	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At March 31, 2020, the total value of unfunded loan commitments is $270,380. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)

The stated interest rate represents the weighted average interest rate at March 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after March 31, 2020, at which time the interest rate will be determined.

(6)	Fixed-rate loan.

(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Amount is less than 0.05% or (0.05)%, as applicable.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2020, the aggregate value of these securities is $568,314,848 or 41.6% of the Fund’s net assets applicable to common shares.

(10)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At March 31, 2020, the aggregate value of these securities is $91,039,923 or 6.7% of the Fund’s net assets applicable to common shares.

(11)	Security converts to variable rate after the indicated fixed-rate coupon period.

(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(13)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(14)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2020.
(15)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(16)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(17)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at March 31, 2020.

(18)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(19)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at March 31, 2020.

(20)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at March 31, 2020.

(21)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(22)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(23)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(24)	Non-income producing security.

(25)	Restricted security (see Note 7).

(26)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2020.

48	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/ Unrealized Appreciation (Depreciation)

USD	1,929,502	EUR	1,780,945	4/9/20	$(35,092)

EUR	1,000,000	USD	1,072,250	4/15/20	31,143

USD	450,662	EUR	413,924	4/15/20	(6,059)

USD	690,093	EUR	637,117	4/15/20	(12,897)

USD	793,454	EUR	732,523	4/15/20	(14,806)

USD	2,302,599	EUR	2,116,204	4/15/20	(32,405)

USD	2,646,908	EUR	2,430,362	4/15/20	(34,737)

USD	2,338,216	EUR	2,155,199	4/15/20	(39,815)

EUR	19,140	USD	20,882	7/17/20	309

EUR	273,518	USD	308,482	7/17/20	(5,648)

USD	330,069	EUR	292,658	7/17/20	6,043

					$(143,964)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	1,240,608	USD	1,419,186	JPMorgan Chase Bank, N.A.	4/2/20	$—	$(50,920)

EUR	2,687,855	USD	3,004,177	Standard Chartered Bank	4/2/20	—	(39,743)

EUR	1,851,964	USD	1,979,337	State Street Bank and Trust Company	4/2/20	63,194	—

EUR	944,186	USD	1,015,082	State Street Bank and Trust Company	4/2/20	26,261	—

EUR	609,736	USD	698,635	State Street Bank and Trust Company	4/2/20	—	(26,158)

USD	2,024,387	EUR	1,850,344	Bank of America, N.A.	4/2/20	—	(16,356)

USD	1,116,415	EUR	997,500	Goldman Sachs International	4/2/20	16,273	—

USD	1,128,555	EUR	1,000,000	HSBC Bank USA, N.A.	4/2/20	25,656	—

USD	1,112,082	EUR	997,468	JPMorgan Chase Bank, N.A.	4/2/20	11,975	—

USD	832,452	EUR	750,000	JPMorgan Chase Bank, N.A.	4/2/20	5,277	—

USD	26,384,990	EUR	23,976,443	Standard Chartered Bank	4/2/20	—	(58,614)

EUR	249,660	USD	268,395	Bank of America, N.A.	4/30/20	7,248	—

EUR	153,332	USD	164,749	Bank of America, N.A.	4/30/20	4,541	—

EUR	341,868	USD	373,251	Bank of America, N.A.	4/30/20	4,197	—

EUR	127,780	USD	137,369	Bank of America, N.A.	4/30/20	3,710	—

EUR	230,491	USD	251,007	Bank of America, N.A.	4/30/20	3,472	—

EUR	120,529	USD	131,593	Bank of America, N.A.	4/30/20	1,480	—

EUR	397,131	USD	438,601	Bank of America, N.A.	4/30/20	—	(138)

EUR	649,163	USD	716,951	Bank of America, N.A.	4/30/20	—	(225)

EUR	187,794	USD	209,059	Bank of America, N.A.	4/30/20	—	(1,720)

EUR	117,227	USD	134,111	Bank of America, N.A.	4/30/20	—	(4,684)

EUR	365,982	USD	410,095	Bank of America, N.A.	4/30/20	—	(6,023)

EUR	486,889	USD	544,116	Bank of America, N.A.	4/30/20	—	(6,554)

EUR	416,980	USD	467,240	Bank of America, N.A.	4/30/20	—	(6,862)

EUR	245,424	USD	280,773	Bank of America, N.A.	4/30/20	—	(9,806)

49	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	895,929	USD	1,001,234	Bank of America, N.A.	4/30/20	$—	$(12,059)

EUR	365,142	USD	417,825	Bank of America, N.A.	4/30/20	—	(14,681)

EUR	209,782	USD	231,685	Citibank, N.A.	4/30/20	—	(70)

EUR	526,348	USD	567,646	Goldman Sachs International	4/30/20	13,482	—

EUR	220,606	USD	237,915	Goldman Sachs International	4/30/20	5,651	—

EUR	689,308	USD	778,910	Goldman Sachs International	4/30/20	—	(17,861)

EUR	695,916	USD	786,377	Goldman Sachs International	4/30/20	—	(18,033)

EUR	2,242,007	USD	2,492,743	HSBC Bank USA, N.A.	4/30/20	—	(17,396)

EUR	184,248	USD	196,907	State Street Bank and Trust Company	4/30/20	6,516	—

EUR	505,673	USD	552,135	State Street Bank and Trust Company	4/30/20	6,167	—

EUR	242,683	USD	262,858	State Street Bank and Trust Company	4/30/20	5,083	—

EUR	281,032	USD	306,603	State Street Bank and Trust Company	4/30/20	3,678	—

EUR	72,423	USD	77,624	State Street Bank and Trust Company	4/30/20	2,336	—

EUR	68,161	USD	73,827	State Street Bank and Trust Company	4/30/20	1,428	—

EUR	140,951	USD	154,578	State Street Bank and Trust Company	4/30/20	1,042	—

EUR	285,584	USD	314,966	State Street Bank and Trust Company	4/30/20	341	—

GBP	116,526	USD	140,943	Bank of America, N.A.	4/30/20	3,882	—

GBP	63,924	USD	75,633	Bank of America, N.A.	4/30/20	3,815	—

GBP	94,330	USD	116,714	Bank of America, N.A.	4/30/20	524	—

GBP	2,648	USD	3,133	Bank of America, N.A.	4/30/20	158	—

GBP	2,671	USD	3,231	Bank of America, N.A.	4/30/20	89	—

GBP	73,248	USD	87,084	State Street Bank and Trust Company	4/30/20	3,952	—

GBP	55,842	USD	65,858	State Street Bank and Trust Company	4/30/20	3,545	—

GBP	43,613	USD	51,367	State Street Bank and Trust Company	4/30/20	2,837	—

GBP	119,453	USD	146,632	State Street Bank and Trust Company	4/30/20	1,830	—

GBP	3,917	USD	4,620	State Street Bank and Trust Company	4/30/20	249	—

GBP	2,763	USD	3,285	State Street Bank and Trust Company	4/30/20	149	—

GBP	2,280	USD	2,685	State Street Bank and Trust Company	4/30/20	148	—

GBP	6,772	USD	8,313	State Street Bank and Trust Company	4/30/20	104	—

GBP	8,406	USD	10,861	State Street Bank and Trust Company	4/30/20	—	(414)

GBP	14,121	USD	18,106	State Street Bank and Trust Company	4/30/20	—	(555)

GBP	96,634	USD	123,902	State Street Bank and Trust Company	4/30/20	—	(3,801)

GBP	139,110	USD	179,775	State Street Bank and Trust Company	4/30/20	—	(6,882)

GBP	101,773	USD	133,471	State Street Bank and Trust Company	4/30/20	—	(6,983)

GBP	213,510	USD	276,545	State Street Bank and Trust Company	4/30/20	—	(11,184)

USD	12,006,878	EUR	10,844,000	Bank of America, N.A.	4/30/20	34,269	—

USD	1,866,469	EUR	1,682,724	Bank of America, N.A.	4/30/20	8,612	—

USD	232,820	EUR	204,851	Bank of America, N.A.	4/30/20	6,648	—

USD	1,794,831	EUR	1,621,000	Bank of America, N.A.	4/30/20	5,123	—

USD	138,676	EUR	122,664	Bank of America, N.A.	4/30/20	3,246	—

USD	224,459	EUR	201,248	Bank of America, N.A.	4/30/20	2,265	—

USD	173,028	EUR	156,411	Bank of America, N.A.	4/30/20	339	—

USD	110,885	EUR	100,444	Bank of America, N.A.	4/30/20	—	(13)

USD	412,277	EUR	374,789	Bank of America, N.A.	4/30/20	—	(1,519)

USD	254,504	EUR	235,000	Bank of America, N.A.	4/30/20	—	(4,954)

50	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,233,531	EUR	1,139,000	Bank of America, N.A.	4/30/20	$—	$(24,012)

USD	4,507,852	EUR	4,071,244	Citibank, N.A.	4/30/20	12,886	—

USD	674,215	EUR	608,914	Citibank, N.A.	4/30/20	1,927	—

USD	6,078,643	EUR	5,490,000	Goldman Sachs International	4/30/20	17,261	—

USD	909,028	EUR	821,000	Goldman Sachs International	4/30/20	2,581	—

USD	101,070	EUR	91,994	Goldman Sachs International	4/30/20	—	(499)

USD	26,998,759	EUR	24,239,895	HSBC Bank USA, N.A.	4/30/20	236,052	—

USD	2,486,529	EUR	2,242,007	HSBC Bank USA, N.A.	4/30/20	11,181	—

USD	231,146	EUR	208,219	HSBC Bank USA, N.A.	4/30/20	1,256	—

USD	3,137,200	EUR	2,820,520	State Street Bank and Trust Company	4/30/20	23,129	—

USD	423,055	EUR	380,350	State Street Bank and Trust Company	4/30/20	3,119	—

USD	111,397	EUR	100,000	State Street Bank and Trust Company	4/30/20	989	—

USD	127,684	EUR	115,000	State Street Bank and Trust Company	4/30/20	715	—

USD	902,980	EUR	817,500	State Street Bank and Trust Company	4/30/20	397	—

USD	110,656	EUR	100,000	State Street Bank and Trust Company	4/30/20	248	—

USD	506,978	EUR	458,985	State Street Bank and Trust Company	4/30/20	223	—

USD	108,931	EUR	98,646	State Street Bank and Trust Company	4/30/20	18	—

USD	363,951	EUR	330,000	State Street Bank and Trust Company	4/30/20	—	(394)

USD	220,035	EUR	200,000	State Street Bank and Trust Company	4/30/20	—	(780)

USD	180,922	EUR	167,000	State Street Bank and Trust Company	4/30/20	—	(3,459)

USD	978,278	EUR	903,000	State Street Bank and Trust Company	4/30/20	—	(18,704)

USD	329,923	GBP	253,935	Bank of America, N.A.	4/30/20	14,321	—

USD	339,661	GBP	262,486	Bank of America, N.A.	4/30/20	13,431	—

USD	3,225,330	GBP	2,470,000	Citibank, N.A.	4/30/20	155,494	—

USD	228,515	GBP	175,000	Citibank, N.A.	4/30/20	11,017	—

USD	236,822	GBP	189,273	Citibank, N.A.	4/30/20	1,585	—

USD	2,275,193	GBP	1,742,442	State Street Bank and Trust Company	4/30/20	109,602	—

USD	222,274	GBP	170,000	State Street Bank and Trust Company	4/30/20	10,990	—

USD	160,324	GBP	122,783	State Street Bank and Trust Company	4/30/20	7,723	—

USD	55,786	GBP	44,893	State Street Bank and Trust Company	4/30/20	—	(9)

USD	113,100	GBP	95,000	State Street Bank and Trust Company	4/30/20	—	(4,971)

EUR	1,850,344	USD	2,027,137	Bank of America, N.A.	5/5/20	16,202	—

USD	24,430,340	EUR	22,237,405	Standard Chartered Bank	5/5/20	—	(126,473)

EUR	1,500,000	USD	1,607,159	JPMorgan Chase Bank, N.A.	5/29/20	50,834	—

EUR	882,476	USD	974,894	JPMorgan Chase Bank, N.A.	5/29/20	532	—

USD	3,914,999	EUR	3,500,000	Bank of America, N.A.	5/29/20	46,350	—

USD	23,973,310	EUR	21,685,000	State Street Bank and Trust Company	5/29/20	4,267	—

USD	1,674,532	EUR	1,530,250	State Street Bank and Trust Company	5/29/20	—	(16,896)

USD	4,587,178	GBP	3,686,943	State Street Bank and Trust Company	5/29/20	2,638	—

						$1,057,760	$(540,405)

51	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Futures

5-Year USD Deliverable Interest Rate Swap	9	Short	6/15/20	$(934,805)	$(3,867)

10-Year USD Deliverable Interest Rate Swap	12	Short	6/15/20	(1,262,813)	12,844

Euro-Bobl	11	Short	6/8/20	(1,640,353)	11,525

U.S. 10-Year Treasury Note	310	Long	6/19/20	42,993,125	1,571,406

U.S. Long Treasury Bond	24	Short	6/19/20	(4,297,500)	(277,784)

U.S. Long Treasury Bond	158	Long	6/19/20	28,291,875	2,002,501

U.S. Ultra 10-Year Treasury Note	475	Long	6/19/20	74,114,844	1,424,159

					$4,740,784

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	950	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	$15,167	$—	$15,167

EUR	246	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	(16,006)	—	(16,006)

EUR	207	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(13,907)	3	(13,904)

EUR	61	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(4,176)	—	(4,176)

EUR	242	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/13/50	(16,839)	—	(16,839)

EUR	104	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/14/50	(7,397)	—	(7,397)

EUR	525	Receives	6-month EURIBOR (pays semi-annually)	0.32% (pays annually)	2/21/50	(25,289)	—	(25,289)

EUR	1,500	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	(44,202)	—	(44,202)

EUR	260	Receives	6-month EURIBOR (pays semi-annually)	0.21% (pays annually)	2/26/50	(3,373)	(2)	(3,375)

USD	760	Receives	3-month USD-LIBOR (pays quarterly)	1.93% (pays semi- annually)	11/3/20	(8,424)	—	(8,424)

USD	100	Receives	3-month USD-LIBOR (pays quarterly)	1.96% (pays semi-annually)	11/17/20	(1,205)	(57)	(1,262)

USD	650	Receives	3-month USD-LIBOR (pays quarterly)	2.68% (pays semi-annually)	3/16/21	(13,749)	(95)	(13,844)

USD	2,680	Receives	3-month USD-LIBOR (pays quarterly)	0.55% (pays semi-annually)	3/12/23	(9,287)	—	(9,287)

USD	1,146	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	9/26/24	(48,424)	—	(48,424)

52	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	1/28/25	$(9,149)	$—	$(9,149)

USD	461	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(20,569)	—	(20,569)

USD	800	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(33,711)	—	(33,711)

USD	260	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	2/18/25	(11,772)	—	(11,772)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	1.16% (pays semi-annually)	2/28/25	(6,172)	—	(6,172)

USD	120	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	(1,826)	—	(1,826)

USD	3,160	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(254,701)	—	(254,701)

USD	1,954	Receives	3-month USD-LIBOR (pays quarterly)	2.63% (pays semi-annually)	3/25/29	(331,134)	16,659	(314,475)

USD	5,222	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(649,043)	1,647	(647,396)

USD	427	Receives	3-month USD-LIBOR (pays quarterly)	2.03% (pays semi-annually)	7/17/29	(50,771)	(362)	(51,133)

USD	1,885	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/12/29	(192,714)	—	(192,714)

USD	3,170	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/12/29	(321,871)	—	(321,871)

USD	800	Receives	3-month USD-LIBOR (pays quarterly)	1.76% (pays semi-annually)	12/12/29	(83,264)	—	(83,264)

USD	787	Receives	3-month USD-LIBOR (pays quarterly)	1.61% (pays semi-annually)	2/7/30	(65,646)	—	(65,646)

USD	720	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	2/14/30	(57,785)	—	(57,785)

USD	370	Receives	3-month USD-LIBOR (pays quarterly)	1.58% (pays semi-annually)	2/14/30	(30,018)	—	(30,018)

USD	890	Receives	3-month USD-LIBOR (pays quarterly)	1.56% (pays semi-annually)	2/18/30	(71,533)	—	(71,533)

USD	1,280	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	(652,890)	(647)	(653,537)

USD	945	Receives	3-month USD-LIBOR (pays quarterly)	2.21% (pays semi-annually)	8/1/49	(323,005)	—	(323,005)

USD	128	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	8/27/49	(27,396)	—	(27,396)

USD	148	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	(31,251)	—	(31,251)

USD	160	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	8/28/49	(31,439)	—	(31,439)

USD	85	Receives	3-month USD-LIBOR (pays quarterly)	1.54% (pays semi-annually)	8/30/49	(14,319)	—	(14,319)

53	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	88	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	$(18,677)	$—	$(18,677)

USD	1,400	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	10/25/49	(365,352)	—	(365,352)

USD	647	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	12/6/49	(158,087)	—	(158,087)

USD	91	Receives	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	12/6/49	(22,001)	—	(22,001)

USD	1,313	Receives	3-month USD-LIBOR (pays quarterly)	2.05% (pays semi-annually)	12/30/49	(402,257)	—	(402,257)

USD	19	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	1/9/50	(5,294)	—	(5,294)

Total						$(4,440,758)	$17,146	$(4,423,612)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Colombia	$3,725	1.00% (pays quarterly)(1)	6/20/25	2.24%	$(225,689)	$349,801	$124,112

Turkey	1,200	1.00% (pays quarterly)(1)	6/20/20	3.71	(6,849)	8,727	1,878

Turkey	2,400	1.00% (pays quarterly)(1)	6/20/25	5.50	(472,955)	448,606	(24,349)

Total	$7,325				$(705,493)	$807,134	$101,641

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,150	1.00% (pays quarterly)(1)	6/20/22	3.35%	$(57,530)	$45,872	$(11,658)

Total		$1,150				$(57,530)	$45,872	$(11,658)

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At March 31, 2020, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $8,475,000.

54	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Portfolio of Investments — continued

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

55	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Statement of Assets and Liabilities

Assets	March 31, 2020

Unaffiliated investments, at value (identified cost, $2,427,686,938)	$2,129,292,987

Affiliated investment, at value (identified cost, $24,661,293)	24,661,698

Cash	6,266,860

Deposits for derivatives collateral —

Financial futures contracts	3,572,524

Centrally cleared derivatives	6,321,744

OTC derivatives	330,000

Deposits for reverse repurchase agreements	2,492,942

Foreign currency, at value (identified cost, $8,375,503)	8,414,659

Interest and dividends receivable	21,090,345

Dividends receivable from affiliated investment	35,927

Receivable for investments sold	5,319,034

Receivable for variation margin on open centrally cleared derivatives	559,363

Receivable for open forward foreign currency exchange contracts	1,057,760

Tax reclaims receivable	5,391

Prepaid upfront fees on notes payable	894,997

Prepaid expenses	53,214

Total assets	$2,210,369,445

Liabilities

Notes payable	$525,000,000

Cash collateral due to brokers	330,000

Payable for reverse repurchase agreements, including accrued interest of $23,405	66,503,561

Payable for investments purchased	31,856,426

Payable for variation margin on open financial futures contracts	672,603

Payable for open forward foreign currency exchange contracts	540,405

Payable for open swap contracts	11,658

Upfront receipts on open non-centrally cleared swap contracts	45,872

Payable to affiliate:

Investment adviser fee	1,555,254

Accrued expenses	2,584,825

Total liabilities	$629,100,604

Auction preferred shares (8,640 shares outstanding) at liquidation value plus cumulative unpaid dividends	$216,071,902

Net assets applicable to common shares	$1,365,196,939

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 116,147,018 shares issued and outstanding	$1,161,470

Additional paid-in capital	1,790,375,350

Accumulated loss	(426,339,881)

Net assets applicable to common shares	$1,365,196,939

Net Asset Value Per Common Share

($1,365,196,939 ÷ 116,147,018 common shares issued and outstanding)	$11.75

56	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Statement of Operations

Investment Income	Year Ended March 31, 2020

Interest and other income (net of foreign taxes, $1,520)	$128,140,675

Dividends	3,043,259

Dividends from affiliated investment	763,298

Total investment income	$131,947,232

Expenses

Investment adviser fee	$19,325,630

Trustees’ fees and expenses	108,500

Custodian fee	723,609

Transfer and dividend disbursing agent fees	18,550

Legal and accounting services	225,497

Printing and postage	562,424

Interest expense and fees	22,070,508

Preferred shares service fee	227,224

Miscellaneous	186,279

Total expenses	$43,448,221

Net investment income	$88,499,011

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(23,820,063)

Investment transactions — affiliated investment	(32,843)

Financial futures contracts	2,285,541

Swap contracts	(5,843,516)

Foreign currency transactions	83,289

Forward foreign currency exchange contracts	5,762,003

Net realized loss	$(21,565,589)

Change in unrealized appreciation (depreciation) —

Investments	$(258,601,994)

Investments — affiliated investment	428

Financial futures contracts	6,714,602

Swap contracts	(2,866,962)

Foreign currency	131,331

Forward foreign currency exchange contracts	(1,015,012)

Net change in unrealized appreciation (depreciation)	$(255,637,607)

Net realized and unrealized loss	$(277,203,196)

Distributions to preferred shareholders	$(6,436,406)

Net decrease in net assets from operations	$(195,140,591)

57	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$88,499,011	$95,904,037

Net realized loss	(21,565,589)	(3,713,929)

Net change in unrealized appreciation (depreciation)	(255,637,607)	(27,735,781)

Distributions to preferred shareholders	(6,436,406)	(7,666,504)

Discount on redemption and repurchase of auction preferred shares	—	4,050,000

Net increase (decrease) in net assets from operations	$(195,140,591)	$60,837,823

Distributions to common shareholders	$(97,429,716)	$(94,961,802)

Tax return of capital to common shareholders	$(20,691,801)	$—

Net decrease in net assets	$(313,262,108)	$(34,123,979)

Net Assets Applicable to Common Shares

At beginning of year	$1,678,459,047	$1,712,583,026

At end of year	$1,365,196,939	$1,678,459,047

58	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended March 31, 2020

Net decrease in net assets from operations	$(195,140,591)

Distributions to preferred shareholders	6,436,406

Net decrease in net assets from operations excluding distributions to preferred shareholders	$(188,704,185)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(1,230,229,409)

Investments sold and principal repayments	1,338,002,356

Decrease in short-term investments, net	18,914,051

Net amortization/accretion of premium (discount)	19,272,550

Amortization of prepaid upfront fees on notes payable	519,949

Increase in interest and dividends receivable	(379,364)

Decrease in dividends receivable from affiliated investment	41,428

Decrease in receivable for variation margin on open financial futures contracts	312,771

Increase in receivable for variation margin on open centrally cleared derivatives	(452,923)

Decrease in receivable for open forward foreign currency exchange contracts	388,125

Decrease in receivable for open swap contracts	58,740

Increase in tax reclaims receivable	(2,771)

Decrease in prepaid expenses	19,479

Decrease in cash collateral due to brokers	(110,000)

Increase in payable for variation margin on open financial futures contracts	672,603

Increase in payable for open forward foreign currency exchange contracts	482,923

Decrease in payable for open swap contracts	(4,974)

Decrease in upfront receipts on open non-centrally cleared swap contracts	(38,008)

Decrease in payable to affiliate for investment adviser fee	(102,817)

Increase in accrued expenses	(402,516)

Decrease in accrued interest on reverse repurchase agreements	(134,189)

Decrease in unfunded loan commitments	(78,125)

Net change in unrealized (appreciation) depreciation from investments	258,601,566

Net realized loss from investments	23,852,906

Net cash provided by operating activities	$240,500,166

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(118,121,517)

Cash distributions paid to preferred shareholders	(6,466,556)

Proceeds from notes payable	353,000,000

Repayments of notes payable	(423,000,000)

Repayments of reverse repurchase agreements, net	(38,194,580)

Net cash used in financing activities	$(232,782,653)

Net increase in cash and restricted cash*	$7,717,513

Cash and restricted cash at beginning of year (including foreign currency)	$19,681,216

Cash and restricted cash at end of year (including foreign currency)	$27,398,729

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and reverse repurchase agreements	$22,316,126

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $32,909.

59	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

March 31, 2020

Cash	$6,266,860

Deposit for derivatives collateral —

Financial futures contracts	3,572,524

Centrally cleared derivatives	6,321,744

OTC derivatives	330,000

Deposits for reverse repurchase agreements	2,492,942

Foreign currency	8,414,659

Total cash and restricted cash as shown on the Statement of Cash Flows	$27,398,729

60	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
	2020	2019		2018	2017	2016

Net asset value — Beginning of year (Common shares)	$14.450	$14.740		$15.110	$14.510	$16.010

Income (Loss) From Operations

Net investment income(1)	$0.762	$0.826		$0.808	$0.899	$0.979

Net realized and unrealized gain (loss)	(2.390)	(0.267)		(0.168)	0.834	(1.278)

Distributions to preferred shareholders —

From net investment income(1)	(0.055)	(0.066)		(0.043)	(0.018)	(0.007)

Discount on redemption and repurchase of auction preferred shares(1)	—	0.035		—	—	—

Total income (loss) from operations	$(1.683)	$0.528		$0.597	$1.715	$(0.306)

Less Distributions to Common Shareholders

From net investment income	$(0.839)	$(0.818)		$(0.818)	$(0.991)	$(1.114)

Tax return of capital	(0.178)	—		(0.149)	(0.124)	(0.106)

Total distributions to common shareholders	$(1.017)	$(0.818)		$(0.967)	$(1.115)	$(1.220)

Anti-dilutive effect of share repurchase program (see Note 6)(1)	$—	$—		$—	$—	$0.026

Net asset value — End of year (Common shares)	$11.750	$14.450		$14.740	$15.110	$14.510

Market value — End of year (Common shares)	$10.570	$12.650		$13.020	$13.830	$13.180

Total Investment Return on Net Asset Value(2)	(11.69)%	4.57	%(3)	4.72%	12.99%	(0.62)%

Total Investment Return on Market Value(2)	(9.33)%	3.70%		0.99%	13.85%	0.44%

61	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended March 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Net assets applicable to common shares, end of year (000’s omitted)	$1,365,197	$1,678,459	$1,712,583	$1,755,135	$1,685,016

Ratios (as a percentage of average daily net assets applicable to common shares):(4)†

Expenses excluding interest and fees(5)	1.29%	1.31%	1.30%	1.32%	1.37%

Interest and fee expense(6)	1.33%	1.43%	1.00%	0.73%	0.63%

Total expenses(5)	2.62%	2.74%	2.30%	2.05%	2.00%

Net investment income	5.33%	5.71%	5.36%	6.01%	6.49%

Portfolio Turnover	49%	34%	43%	45%	33%

Senior Securities:

Total notes payable outstanding (in 000’s)	$525,000	$595,000	$663,000	$585,000	$660,000

Asset coverage per $1,000 of notes payable(7)	$4,012	$4,184	$3,985	$4,456	$3,957

Total preferred shares outstanding	8,640	8,640	10,665	10,665	10,665

Asset coverage per preferred share(8)	$71,062	$76,744	$71,059	$76,524	$70,461

Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 4.31%.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Interest and fee expense relates to the notes payable, a portion of which was incurred to partially redeem the Fund’s Auction Preferred Shares (see Note 2), and the reverse repurchase agreements (see Note 10).

(7)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(8)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 284%, 307%, 284%, 306% and 282% at March 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(9)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended March 31,
	2020	2019	2018	2017	2016

Expenses excluding interest and fees	0.86%	0.87%	0.87%	0.87%	0.88%

Interest and fee expense	0.89%	0.95%	0.67%	0.49%	0.40%

Total expenses	1.75%	1.82%	1.54%	1.36%	1.28%

Net investment income	3.57%	3.79%	3.58%	3.99%	4.15%

62	See Notes to Financial Statements.

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

63

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest has been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of March 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At March 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

64

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.

65

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

N  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on July 25, 2003 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding at March 31, 2020 are as follows:

APS Issued and Outstanding

Series A	1,728

Series B	1,728

Series C	1,728

Series D	1,728

Series E	1,728

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

On June 29, 2018, the Fund announced a tender offer to purchase up to 19% of its outstanding APS at a price per share equal to 92% of the APS liquidation preference of $25,000 per share (or $23,000 per share), plus any accrued but unpaid APS dividends. The tender offer expired on September 14, 2018. The number of APS redeemed during the year ended March 31, 2019 pursuant to the tender offer and the redemption amount (excluding the final dividend payment) were as follows:

	APS Redeemed During the Year	Redemption Amount

Series A	405	$9,315,000

Series B	405	9,315,000

Series C	405	9,315,000

Series D	405	9,315,000

Series E	405	9,315,000

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common

66

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at March 31, 2020, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at March 31, 2020	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	3.32%	$1,297,805	3.00%	1.50–3.73

Series B	3.32	1,296,123	3.00	1.50–3.70

Series C	3.46	1,295,116	3.00	1.50–3.73

Series D	2.90	1,279,327	2.96	1.50–3.74

Series E	3.32	1,268,035	2.94	0.54–3.73

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of March 31, 2020.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2020 and March 31, 2019 was as follows:

	Year Ended March 31,
	2020	2019

Ordinary income	$103,866,122	$102,628,306

Tax return of capital	$20,691,801	$—

As of March 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(116,241,745)

Net unrealized depreciation	$(310,098,136)

At March 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $116,241,745 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2020, $15,423,802 are short-term and $100,817,943 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at March 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,458,155,740

Gross unrealized appreciation	$24,732,522

Gross unrealized depreciation	(334,896,775)

Net unrealized depreciation	$(310,164,253)

67

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended March 31, 2020, the Fund’s investment adviser fee amounted to $19,325,630. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

During the year ended March 31, 2020, EVM reimbursed the Fund $1,073 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, for the year ended March 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$949,557,663	$949,853,247

U.S. Government and Agency Securities	278,310,595	388,582,878

	$1,227,868,258	$1,338,436,125

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended March 31, 2020 and March 31, 2019.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended March 31, 2020 and March 31, 2019.

7  Restricted Securities

At March 31, 2020, the Fund owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	29,787	$1,370,397	$298

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	555	$555,000	$320,663

Total Restricted Securities			$1,925,397	$320,961

68

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2020 is included in the Portfolio of Investments. At March 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At March 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $597,935. At March 31, 2020, there were no assets pledged by the Fund for such liability.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at March 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2020.

69

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2020 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate		Total

Accumulated loss	$—	$37,495 *	$5,037,602	*	$5,075,097

Receivable for open forward foreign currency exchange contracts	—	1,057,760	—		1,057,760

Total Asset Derivatives	$—	$1,095,255	$5,037,602		$6,132,857

Derivatives not subject to master netting or similar agreements	$—	$37,495	$5,037,602		$5,075,097

Total Asset Derivatives subject to master netting or similar agreements	$—	$1,057,760	$—		$1,057,760

Accumulated loss	$(705,493)*	$(181,459)*	$(4,737,576	)*	$(5,624,528)

Payable for open forward foreign currency exchange contracts	—	(540,405)	—		(540,405)

Payable/receivable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(57,530)	—	—		(57,530)

Total Liability Derivatives	$(763,023)	$(721,864)	$(4,737,576)		$(6,222,463)

Derivatives not subject to master netting or similar agreements	$(705,493)	$(181,459)	$(4,737,576)		$(5,624,528)

Total Liability Derivatives subject to master netting or similar agreements	$(57,530)	$(540,405)	$—		$(597,935)

*

For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

70

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of March 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$183,922	$(109,606)	$(74,316)	$—	$—	$—

Citibank, N.A.	182,909	(70)	—	(182,839)	—	270,000

Goldman Sachs International	55,248	(36,393)	—	—	18,855	—

HSBC Bank USA, N.A.	274,145	(17,396)	(256,749)	—	—	—

JPMorgan Chase Bank, N.A.	68,618	(50,920)	—	(17,698)	—	60,000

State Street Bank and Trust Company	292,918	(101,190)	(191,728)	—	—	—

	$1,057,760	$(315,575)	$(522,793)	$(200,537)	$18,855	$330,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(109,606)	$109,606	$—	$—	$—	$—

Citibank, N.A.	(70)	70	—	—	—	—

Deutsche Bank AG	(57,530)	—	—	—	(57,530)	—

Goldman Sachs International	(36,393)	36,393	—	—	—	—

HSBC Bank USA, N.A.	(17,396)	17,396	—	—	—	—

JPMorgan Chase Bank, N.A.	(50,920)	50,920	—	—	—	—

Standard Chartered Bank	(224,830)	—	—	—	(224,830)	—

State Street Bank and Trust Company	(101,190)	101,190	—	—	—	—

	$(597,935)	$315,575	$—	$—	$(282,360)	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at March 31, 2020 is included at Note 10.

71

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2020 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$2,285,541	$2,285,541

Swap contracts	(849,314)	—	(4,994,202)	(5,843,516)

Forward foreign currency exchange contracts	—	5,762,003	—	5,762,003

Total	$(849,314)	$5,762,003	$(2,708,661)	$2,204,028

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$6,714,602	$6,714,602

Swap contracts	108,358	—	(2,975,320)	(2,866,962)

Forward foreign currency exchange contracts	—	(1,015,012)	—	(1,015,012)

Total	$108,358	$(1,015,012)	$3,739,282	$2,832,628

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended March 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$71,545,000	$78,776,000	$140,114,000	$50,316,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

9  Credit Agreement

The Fund has entered into a Credit Agreement, as amended (the Agreement) with major financial institutions to borrow up to $850 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through December 17, 2021, the Fund pays a facility fee of 0.25% per annum on the borrowing limit. In connection with the renewal of the Agreement on December 18, 2018, the Fund paid an upfront fee of $1,530,000, which is being amortized to interest expense over a period of three years through December 2021. The unamortized balance at March 31, 2020 is approximately $895,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2020, the Fund had borrowings outstanding under the Agreement of $525,000,000 at an interest rate of 1.54%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at March 31, 2020 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2020. Facility fees for the year ended March 31, 2020 totaled $2,160,417 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2020, the average borrowings under the Agreement and the average interest rate (excluding fees) were $602,685,792 and 2.86%, respectively.

72

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

10  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of March 31, 2020 were as follows:

Counterparty	Trade Date	Maturity Date	Interest Rate	Principal Amount	Value Including Accrued Interest	U.S. Government Agency Securities Pledged as Collateral

Bank of America	3/19/20	4/21/20	1.00%	$11,294,217	$11,297,982	$11,617,827

Bank of America	3/19/20	4/21/20	1.05	35,694,951	35,707,444	37,452,228

Bank of Montreal	3/19/20	4/21/20	1.10	19,490,988	19,498,135	20,691,474

Total				$66,480,156	$66,503,561	$69,761,529

The Fund also pledged cash of $2,492,942 to Bank of America as additional collateral for its reverse repurchase agreements. At March 31, 2020, the remaining contractual maturity of all reverse repurchase agreements was less than 30 days.

For the year ended March 31, 2020, the average borrowings under settled reverse repurchase agreements and the average interest rate were $91,412,452 and 2.35%, respectively. The reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. At March 31, 2020, the market value of securities and cash pledged for the benefit of counterparties for reverse repurchase agreements exceeded the amount of borrowings for each counterparty. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at March 31, 2020. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at March 31, 2020.

11  Investments in Affiliated Funds

At March 31, 2020, the value of the Fund’s investment in affiliated funds was $24,661,698, which represents 1.8% of the Fund’s net assets applicable to common shares. Transactions in affiliated funds by the Fund for the year ended March 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$43,608,087	$1,232,840,351	$(1,251,754,325)	$(32,843)	$428	$24,661,698	$763,298	24,671,567

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

73

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

At March 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$689,923,076	$2,565,027	$692,488,103

Corporate Bonds & Notes	—	672,059,668	—	672,059,668

Foreign Government Securities	—	57,002,202	—	57,002,202

Sovereign Loans	—	9,428,055	—	9,428,055

Mortgage Pass-Throughs	—	148,254,774	—	148,254,774

Collateralized Mortgage Obligations	—	355,674,424	—	355,674,424

Commercial Mortgage-Backed Securities	—	82,918,879	—	82,918,879

Asset-Backed Securities	—	85,127,367	—	85,127,367

Common Stocks	552,885	1,423,557	3,806,788	5,783,230

Convertible Preferred Stocks	—	—	320,663	320,663

Preferred Stocks	865,550	—	465,806	1,331,356

Closed-End Funds	18,384,203	—	—	18,384,203

Warrants	—	—	0	0

Miscellaneous	—	20,068	0	20,068

Short-Term Investments —

U.S. Treasury Obligations	—	499,995	—	499,995

Other	—	24,661,698	—	24,661,698

Total Investments	$19,802,638	$2,126,993,763	$7,158,284	$2,153,954,685

Forward Foreign Currency Exchange Contracts	$—	$1,095,255	$—	$1,095,255

Futures Contracts	5,022,435	—	—	5,022,435

Swap Contracts	—	15,167	—	15,167

Total	$24,825,073	$2,128,104,185	$7,158,284	$2,160,087,542

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(721,864)	$—	$(721,864)

Futures Contracts	(281,651)	—	—	(281,651)

Swap Contracts	—	(5,218,948)	—	(5,218,948)

Total	$(281,651)	$(5,940,812)	$—	$(6,222,463)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2020 is not presented.

13  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT sought (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund was approximately $4,460,000. In April 2019, the parties to the litigation

74

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Notes to Financial Statements — continued

reached a settlement agreement in principle, subject to Court approval. On June 12, 2019, the Court approved the settlement, and all claims and cross claims in the litigation were dismissed on July 2, 2019. The Fund did not suffer any loss to the Fund’s net asset value as a result of the settlement and recovered a portion of the attorneys’ fees and costs incurred, which were previously expensed by the Fund.

14  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus that was first detected in China in December 2019 has spread rapidly internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and individual companies and can affect the market in general in significant and unforeseen ways. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The near-term impact of this coronavirus has resulted in substantial market volatility, which may have an adverse effect on the Fund’s investments.

75

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Limited Duration Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of March 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

76

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income. For the fiscal year ended March 31, 2020, the Fund designates approximately $3,043,259, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

77

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on January 16, 2020. The following actions were taken by the shareholders:

Item 1:  The election of Thomas E. Faust Jr., Mark R. Fetting, William H. Park and Keith Quinton as Class II Trustees of the Fund, each for a three-year term expiring in 2023. Mr. Park was elected solely by APS shareholders.

Nominees for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld

Thomas E. Faust Jr.	91,129,269	15,289,865

Mark R. Fetting	91,069,162	15,349,972

Keith Quinton	91,158,341	15,260,793

Nominee for Trustee Elected by APS Shareholders	Number of Shares
	For	Withheld

William H. Park	2,267	5,158

Item 2:  A non-binding shareholder proposal that the Board take the necessary steps to declassify the Board of Trustees of the Fund so that all Trustees are elected on an annual basis. In light of the results below, the Fund’s Board will take the declassification proposal into consideration.

Number of Shares
For	Against

32,221,989	30,066,096

78

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

79

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

80

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure).

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2023. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2023. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Director of Groupon, Inc. (ecommerce provider) (since April 2020). Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

81

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2023. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2023. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2021. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2022. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

82

Eaton Vance

Limited Duration Income Fund

March 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

83

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

84

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

1856    3.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2019 and March 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/19	3/31/20
Audit Fees	$139,090	$141,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$23,019	$20,942
All Other Fees(3)	$0	$0

Total	$162,109	$162,792

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2019 and March 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/19	3/31/20
Registrant	$23,019	$20,942
Eaton Vance(1)	$87,482	$51,903

(1)	The Investment Adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Kelley G. Baccei, Catherine C. McDermott, Eric A. Stein, Payson F. Swaffield and Andrew Szczurowski comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. Baccei is a Vice President of EVM and has been a portfolio manager of the Fund since March 2019. Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since May 2003. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Mmes. Baccei and McDermott and Messrs.Stein, Swaffield and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley G. Baccei(1)
Registered Investment Companies	9	$8,932.2	0	$0

Other Pooled Investment Vehicles	1	$124.8	0	$0

Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$4,802.9	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	0	$0	0	$0

Eric A. Stein(2)
Registered Investment Companies	13	$18,721.5	0	$0

Other Pooled Investment Vehicles	4	$533.2	1	$1.6

Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	2	$2,458.8	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	0	$0	0	$0

Andrew Szczurowski(2)
Registered Investment Companies	5	$9,222.7	0	$0

Other Pooled Investment Vehicles	1	$105.6	0	$0

Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kelley G. Baccei	None
Catherine C. McDermott	None
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	$100,001 - $500,000
Andrew Szczurowski	$10,001 - $50,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
April 2019	—	—	—	10,354,702
May 2019	—	—	—	10,354,702
June 2019	—	—	—	10,354,702
July 2019	—	—	—	10,354,702
August 2019	—	—	—	10,354,702
September 2019	—	—	—	10,354,702
October 2019	—	—	—	10,354,702
November 2019	—	—	—	10,354,702
December 2019	—	—	—	10,354,702
January 2020	—	—	—	10,354,702
February 2020	—	—	—	10,354,702
March 2020	—	—	—	10,354,702

Total	—	—	—

*

On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund
By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 26, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 26, 2020